THE TRAVELERS VARIABLE

PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
June 30, 1998


                MANAGED ASSETS TRUST
                HIGH YIELD BOND TRUST
                CAPITAL APPRECIATION FUND
                MONEY MARKET PORTFOLIO

                THE TRAVELERS SERIES TRUST:

                U.S. Government Securities Portfolio
                Social Awareness Stock Portfolio
                Utilities Portfolio


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183



<pg$pcn>

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for The Travelers Series
Trust -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio (formerly known as Cash Income Trust) ("Fund") and the Travelers Series Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolios; ("Portfolio") for the period ended June 30, 1998.

In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 investment in each Trust or Portfolio since its inception date can be found in this report. A more detailed summary of performance and current holdings for each Trust or Portfolio can be found in the pages listed below.

                                                          MARKET      SCHEDULE OF
SUBACCOUNT                                              COMMENTARY    INVESTMENTS
----------                                              ----------    -----------
Managed Assets Trust..................................       3             9
High Yield Bond Trust.................................       4            18
Capital Appreciation Fund.............................       4            23
Money Market Portfolio................................       6            26
U.S. Government Securities Portfolio..................      37            42
Social Awareness Stock Portfolio......................      37            43
Utilities Portfolio...................................      38            46

ECONOMIC REVIEW AND OUTLOOK

The U.S. economy continues to provide the domestic capital markets with the almost ideal conditions of low interest rates, lower inflation and steady economic growth. First quarter Gross Domestic Product ("GDP") growth was well ahead of expectations and led to the prospect of a Federal Reserve Board ("Fed") tightening midway through the first half of 1998. Reported inflation, however, remains low and the Asian currency crisis has caused the Fed to lean towards a more neutral stance.

Despite the strong first quarter, the U.S. economy has recently showed signs of slowing down. While industrial production and retail sales have gone down, the most compelling evidence of the slowdown comes from the bond market. For the first time since 1990, the yield curve, defined by the spread between the two-year and ten-year Treasury yields, is now slightly inverted. (The yield curve shows the difference between short- and long-term yields.) In the past, an inverted yield curve has been a harbinger of an economic downturn.

Fed Chairman Alan Greenspan notes in his latest testimony that the Fed remains more concerned about inflation rather than an economic recession. We see no indications of either an economic or earnings recession in the near future and the risk in the stock market, in our view, is largely mitigated by this outlook.

The U.S. stock market posted handsome returns in the first half of 1998. On a year-to-date basis, the Dow Jones Industrial Average ("DJIA") rose 13.2% while the broader Standard and Poor's 500 Index ("S&P 500") gained 17.7%. At this pace, the stock market would yet again produce another year of 30% or more appreciation, a three-year run unprecedented in the history of the stock market. The bond market produced healthy returns as yields on 30-year U.S. Treasury bonds fell to their lowest level since the introduction of these securities in 1977.

We look ahead to a slower economy in the second half of 1998. The absence of inflationary pressures should keep long-term bond yields below 6% while the combination of lofty valuations and slower corporate earnings growth in 1998 could find stocks at the upper end of a trading range for the rest of the year.

EQUITY MARKET COMMENTARY

After three remarkable years of market appreciation averaging more than 30% annually, the first quarter's S&P 500 total return of almost 15% was that much more impressive. Since 1995, the stock market's climb has also been supported by a dramatic increase in money flows by domestic and foreign investors, as well as corporate buybacks and merger activity. Low domestic inflation and steady revenue gains have also contributed to the expansion in the P/E multiple. (a P/E ratio shows the relationship between a stock's price and the company's earnings for the last four quarters.)

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Stock market volatility increased significantly in the second quarter. Investor focus shifted from the prospects of Fed tightening to the Asian crisis and eventually to hopes of reasonable corporate earnings growth for the second quarter. Large-capitalization stocks posted a gain for the second quarter of 1998 while small-capitalization stocks declined to fall farther behind their large-cap stock counterparts.

A seesaw pattern in stock prices persisted at the beginning of the second quarter of 1998, as stock prices remained almost unchanged at the end of April from a month earlier. Interest rate concerns took center stage towards the end of April as the Fed publicly discussed a shift to a tightening bias. Long-term interest rates shot up above 6% while the S&P 500 fell 4.3% from April 23, 1998 to April 27, 1998.

Inflation, however, continued to remain low and, despite a strong first quarter GDP report, a slowdown in the second half of 1998 became more apparent. Bond prices stabilized as a result of such evidence in late April and early May and stock prices recovered to the levels established at the end of the first quarter.

Renewed concerns over Asia and slowing earnings growth rocked the stock market in May. The S&P 500 declined by almost 2% while the Russell 2000 Index fell nearly 5%. (The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or NASDAQ stock exchanges.) Several companies provided early guidance about lower second quarter earnings during the month of May. Investors already worried about record valuations in the stock market, showed no mercy in their response to such disappointments as some stock prices tumbled down by as much as 50%.

Growth stocks performed better than value stocks in the second quarter of 1998 in the large-cap universe. In particular, the technology, health care and consumer discretionary sectors performed quite well while the energy sector underperformed significantly in the wake of falling oil prices.

The widely anticipated earnings pre-announcement season at the end of June, when companies confess to upcoming earnings shortfalls, was not as severe as in prior quarters. Many stock market investors appear to have drawn a positive inference from this event and the current outlook for second quarter earnings seems favorable.

Besides the historically high valuations for large-capitalization stocks, we think the principal risk to the U.S. stock market remains on the earnings front. If Asia remains in a protracted recession, which is a likely scenario at this point, a slowdown in the global economy could take its toll on U.S. corporate profits. A prolonged period of anemic earnings growth would trigger a correction in the stock market through a contraction in the price-to-earnings multiple. We remain cautious about the U.S. stock market in the short term but bullish over the intermediate to long term.

FIXED INCOME MARKET COMMENTARY

Just when many investors were getting somewhat more comfortable with risk again, the Asian financial crisis re-erupted in May and June. Unrest in Indonesia and further weakness in the Japanese yen were some of the latest highlights in the latest chapter of the Asian crisis. The region's turmoil sent Asia's stock markets down again and caused major setbacks in most emerging country stock and bond markets. In addition, heightened investor concerns about greater risk triggered yet another crisis in Russia's fragile markets.

In reaction to the renewed troubles in Asia, the U.S. bond market rallied as many global investors sought refuge in U.S. Treasury securities during the reporting period. Combined with U.S. Secretary of Treasury Rubin's intervention to stabilize the yen, the rally in U.S. Treasurys helped to support the U.S. stock and bond markets by the end of the second quarter of 1998. Within the U.S. bond markets, investment-grade bonds barely performed better than U.S. Treasurys. Many longer-maturity bonds could not keep pace with the strong performance of the 30-year U.S. Treasury bond. Mortgage-backed security spreads widened and discount bonds performed better than premium bonds, as mortgage prepayments remained high. Corporate bond spreads widened due to heavy issuance (i.e., more supply) with the most widening occurring in bonds issued by corporations that were more impacted by the Asian crisis.

Municipal bonds performed poorly as heavy issuance and investor "sticker shock" kept tax-exempt bond yields from declining as much as U.S. Treasurys. High yield bonds and emerging market bonds also lagged U.S. Treasurys during the second quarter of 1998, although high-yield bonds are still ahead of U.S. Treasurys for the first six months of 1998.

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We continue to believe that interest rates in the U.S. will slowly move lower as the crisis in Asia pushes U.S. GDP down to a 1% to 2% annual range in the second half of 1998. Exports from the U.S. have sharply declined and the trade deficit has widened rapidly. We expect even greater deterioration in the U.S. trade deficit as Asian imports accelerate in the second half of the year. Inventory growth in the U.S. was strong in the first half of 1998, and that condition should slow projected U.S. economic growth in the second half of the year. In addition, we expect that corporate profits will continue to be flat, which combined with high inventories and weak commodity prices, should help to weaken capital spending during the next several quarters.

Within the U.S. bond market, we anticipate that the yield curve will be steeper six to twelve months as of this writing. We think that the yield curve will likely stay flat until it becomes clearer that the inflationary risks from currently tight U.S. labor markets have passed. As rates decline, bond spreads are likely to widen. In addition, bond spreads should widen more because of a continuation of the flight to quality as well as the fact that the supply of bonds should remain high at these rate levels. The overall low inflationary environment and the expected economic slowdown, along with the increased volatility in the stock market, have created a favorable backdrop for fixed income investments.

MANAGED ASSETS TRUST

Managed Assets Trust ("Fund") seeks to provide a high total investment return through a fully managed investment policy. For the six months ended June 30, 1998, the Trust had a total return of 12.76% versus 17.72% for the S&P 500 and 4.17% for the Lehman Government/Corporate Index benchmark.

During the first half of 1998, stock selection in the health care, consumer discretionary, producer durables and autos and transportation sectors made the strongest positive contribution to the Fund's overall relative performance. In the health care sector, the Fund benefited from its positions in companies with strong diversified sources of earnings such as Chancellor Media, New York Times and Meredith Corp. as well as a number of different retailers such as Costco, Albertsons and Jones Apparel.

In the producer durables sector, the managers' positions in Textron and United Technologies helped performance in the first quarter. In the transportation sector, their emphasis on the better performing airline and automobile industries also made a positive contribution to performance. Their individual stock picks here such as Delta Air Lines, AMR Corp. and Ford Motor Co. all performed well. Their positions in Equitable Companies and Morgan Stanley Dean Witter helped performance in the financial services sector towards the end of the second quarter.

The managers lost ground relative to the benchmark primarily in the technology sector. Their relative performance was penalized by not holding a number of better performing stocks such as EMC Corp. and Digital Equipment. They were also hurt by overweight positions in VLSI Technology and Oracle, which both reported earnings disappointments.

The managers believe that the current economic expansion has further to go and that inflation will remain low. These factors argue in favor of a continuation of the current bull market. Earnings growth, however, is clearly slowing down and the recent market strength and current valuations are both predicated on a healthy earnings rebound in the second half of the year and into 1999. Besides the historically high valuations for large capitalization stocks, the principal risk to the U.S. stock market remains on the earnings front. A prolonged period of anemic earnings growth would trigger a correction in the stock market through a contraction in the P/E multiple. They remain cautious about the U.S. stock market over the short term. In this environment, the managers believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.

In their disciplined approach to stock selection, the managers screen their research universe of over 1,000 securities for companies that offer improving fundamentals and relative earnings gains at discounted stock valuations. In the technology sector, they focus on higher growth industries like networking and software through their positions in Cisco and Intuit. They maintain an underweight position in the weak performing semi-conductor group by excluding stocks such as Motorola that have produced a string of negative earnings surprises. In the health care sector, they continue to emphasize Guidant, a leading manufacturer of medical devices that regulate heart activity through chest implants. The managers' focus among the financial services sector remains on the securities industry where they have positions in Merrill Lynch, Morgan Stanley Dean Witter and The Equitable Companies.

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HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Fund") seeks to generate income. The assets of the Fund will be invested in bonds which, as a class, sell at discounts from par value and are typically high-risk securities. For the six months ended June 30, 1998, the Fund had a total return of 5.15%. In comparison, the Lehman Aggregate Bond Index posted a total return of 3.93% for the same period.

The high yield bond market generated relatively weak results in the second quarter of 1998 and underperformed most other sectors of the bond market. Total returns for the U.S. bond markets were in the 1% to 6% range, with the high yield bond market at the lower end.

The 30-year U.S. Treasury bond generated the strongest results (i.e., more than 6%) of all the sectors, as many investors became more convinced that the Asian crisis would contribute to an economic slowdown in the U.S. beginning in the second quarter of 1998. The U.S. Treasury market has been sought out as a "safe haven" by many investors concerned about increased economic uncertainty. Moreover, an extremely heavy amount of new high yield bond issuances also caused the high yield bond market to underperform versus other U.S. bond market sectors. The higher-rated issues generated the strongest results among high yield bonds given their greater sensitivity to interest rates. On the other hand, the lowest-rated high yield bond issues generated the weakest returns and that was not surprising given their greater sensitivity to general economic conditions and stock market performance. While the stock market generated positive results during the reporting period, there was considerably greater volatility in the stock markets because of the higher uncertainty among many investors.

Year-to-date, the total of newly issued high yield bonds was roughly $110 billion, which is more than twice last year's figure of $50 billion. Moreover, year-to-date there has been approximately $15 billion of cash inflows into high yield bond mutual funds, while above last year's total of $8 billion, an amount that was clearly insufficient to counterbalance the effects of the extremely heavy new issue calendar. However, continued strong demand for high yield bonds from pension funds and insurance companies somewhat limited the underperformance of the high yield bond market versus other bond sectors during the second quarter of 1998.

The U.S. economy today remains generally supportive of high yield bonds and inflation continues to be modest. In fact, recent retail sales growth in the U.S. and housing sales and employment remains quite strong. The manager believes that it is still an open question as to whether Asia's problems will have any meaningful negative impact on future U.S. economic growth. While the Fed remains concerned about the strength of the U.S. economy and the potential for higher inflation in the future, there has been little evidence of inflationary pressures so far.

As the high yield bond market continued to underperform during the second quarter of 1998, the manager began to gradually take advantage of what he believed to be attractively priced "B" rated issues. Given the continued problems in Asia, the manager plans to remain underweighted in basic commodity industries such as steel, forest products and petrochemicals, industries that have been negatively affected by deflationary trends over the past six months. (Deflation is when prices actually fall. Deflation should not be confused with disinflation. Disinflation is the slowing down of the rate at which prices increase.) The manager has recently started to lower the exposure to the energy industry given the continued weakness in energy prices and the expectation that as long as Asia remains mired in difficulties, energy prices should remain depressed. The manager remains positive on the long-term trends in the energy industry and does not plan to entirely eliminate the Fund's current energy positions.

While the manager still expects U.S. economic growth to slow and corporate profit margins may deteriorate for the rest of 1998, a meaningful U.S. economic slowdown is not expected for the balance of the year. As a result, the manager has become more opportunistically invested in select better-priced "B" and "BB" rated new issues.

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Fund") seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies that are expected to experience wide fluctuations in price, both rising and falling. For the six months ending June 30, 1998, the Capital Appreciation Fund posted a total return of 29.99%. In comparison, the Russell 2000 Index returned 4.93% for the same period.

                                        4

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Markets generally moved ahead in the second quarter, masking the sharp volatility that characterized the period. The S&P 500 rose 2.8%, while the DJIA increased 1.8%. Despite a strong start, equity markets struggled mid-quarter amid bad news from Asia and disappointing earnings reports in the semiconductor industry. Better news helped the markets recover lost ground to end the quarter on a high note. Meanwhile, the U.S. economic backdrop has been very positive. Consumer spending remained resilient, housing starts held at near-record highs and weakness in Asia kept the U.S. economy from boiling over. Inflation remained in-check, and signs of slower economic growth in the second half of the year drove the yield on the 30-year U.S. Treasury Bond down to 5.6% by the end of the quarter.

During the period, the Fund outpaced its benchmark, the S&P 500, supported by strong gains in the managers' large capitalization growth stocks, especially in the technology and pharmaceutical industries. Among their technology stocks, they benefited from their focus on market leaders like Cisco Systems, Microsoft, and America Online (AOL). These companies enjoy a dominant market position, and were able to weather the Asian crisis with no visible earnings impact. Cisco Systems was a particularly strong performer. The company offset its Asian exposure with strong gains elsewhere, and its equipment business is poised for extraordinary growth against the backdrop of telecommunications deregulation and the expansion of Internet traffic.

Meanwhile, Microsoft recovered from concerns over the Justice Department's anti-trust suit, to rebound on an Appeals Court opinion in support of the company. The managers remain impressed with Microsoft's potential -- their product pipeline remains tremendous and advanced word on the Windows 98 launch has been very positive. AOL was another strong performer. The market is beginning to recognize AOL's successful transformation from service provider to media channel, as its subscriber base recently surpassed the total number of MTV viewers.

Pharmaceuticals have been among their strongest positions, supported by several broad-based themes. First, demographic trends and the rising global utilization of existing drugs have created a positive backdrop for the industry leaders. Additionally, technological innovations have accelerated the R&D process, and over the next few years the managers expect to see a dramatic increase in new drug launches, to treat everything from cancers to obesity. Despite a substantial run-up in its stock price, the managers remain very positive on Pfizer's prospects for a variety of reasons. Not only does it offer a very strong product pipeline of its own, but its marketing channel is so renowned that companies like Monsanto and Warner-Lambert have sought Pfizer out to partner on some of their most promising new drugs.

Among their financial stocks, they are also upbeat on BankAmerica. The bank's strategic merger with NationsBank has provided the combined bank with a very profitable geographic and demographic footprint across the Sunbelt. With their geographic expansion complete, the combined bank is set to cut costs, exploit synergies, boost operating margins, and unleash shareholder value. Their cultures are complementary, and with BankAmerica's management at the helm, the managers think the bank is well placed to emerge as a dominant franchise in the new banking landscape.

Despite the Fund's strong performance, the managers did have a few disappointments. AIG, the largest insurer in Asia, had its results restrained due to the lingering currency storms. However, AIG is using this opportunity to expand its distribution system and market reach in Asia, and they remain very confident in the company's long-term potential. Additionally, the managers have maintained some minor positions in a handful of rapidly growing midsize companies. While they believe these companies could one day emerge as dominant players within their respective industries, many of these holdings sport relatively high price-to-earnings multiples due to their exceptional growth. During the quarter, the managers saw stocks with higher valuations come under pressure, as investors flocked toward the more predictable earnings of the large capitalization names. Although this was a short-term setback, the managers held on to these positions due to their impressive long-term prospects.

Looking forward, the managers do not expect the ride to get any smoother. Firms with significant international exposure, especially in Asia, will most likely continue to see their profit margins squeezed. The current risk is that the Asian undertow could become strong enough to pull down U.S. and European economic growth. They personally view this as a very small risk however, given the resilience of consumer demand at home and the benefits of restructuring and monetary convergence in Europe. Nonetheless, the managers will continue to monitor the situation carefully. Most importantly, they have tried to invest in companies that transcend the vagaries of the marketplace and can weather these storms with minimal damage to their bottom lines.

                                        5

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MONEY MARKET PORTFOLIO

Money Market Portfolio ("Fund") seeks to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Fund pursues this objective by investing in securities maturing in one year or less.

For the six-months ended June 30, 1998, the Fund generated an effective yield of 2.54% and as of June 30, 1998, had an average maturity of 22 days. The Fund continues to invest primarily in U.S. Treasuries and government agency securities. This investment strategy has provided the Fund with relative safety, liquidity and relative stability. However, you should be aware that your investment in the Fund is neither insured nor guaranteed by the U.S. Government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In closing, we would like to thank you for your investment in Managed Asset Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. McLENDON

Heath B. McLendon
Chairman

July 10, 1998

                                        6

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--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 6/30/98 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    ----------------------------------------------
    Six Months Ended 6/30/98+             12.76%
    Year Ended 6/30/98                    22.33%
    Five Years Ended 6/30/98              14.92%
    Ten Years Ended 6/30/98               14.18%
    + Total return is not annualized, as it may
      not be representative of the total return for
      the year.

This chart assumes an initial investment of $10,000 made on June 30, 1988, assuming reinvestment of dividends, through June 30, 1998. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

     Measurement                           Lehman                       Standard
       Period           Managed    Government/Corporation   Consumer    & Poor's
    (Fiscal Year        Assets              Bond              Price        500
      Covered)           Trust             Index              Index       Index
Jun-88                   10000             10000              10000       10000
Dec-88                   10919             10285              10212       10343
Dec-89                   13880             11749              10687       13615
Dec-90                   14223             12723              11339       13192
Dec-91                   17310             14774              11686       17203
Dec-92                   18199             15894              12025       18513
Dec-93                   19897             17648              12355       20374
Dec-94                   19451             17028              12686       20642
Dec-95                   24726             20305              13008       25167
Dec-96                   28133             20893              13439       30943
Dec-97                   34128             22932              13667       41265
Jun-98                   38482             23888              13811       48577

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 6/30/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98+               5.15%
    Year Ended 6/30/98                     13.35%
    Five Years Ended 6/30/98               11.13%
    Ten Years Ended 6/30/98                 9.80%
    + Total return is not annualized, as it may
      not be representative of the total return for
      the year.

This chart assumes an initial investment of $10,000 made on June 30, 1988, assuming reinvestment of dividends, through June 30, 1998. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                             First
                                                            Boston
     Measurement         High       Lehman                   High
       Period            Yield     Aggregate   Consumer      Yield
    (Fiscal Year         Bond        Bond        Price       Index
      Covered)           Trust       Index       Index     Top Tier
Jun-88                   10000       10000       10000       10000
Dec-88                   11456       10277       10212       11223
Dec-89                   11617       11771       10687       12703
Dec-90                   10557       12826       11339       12821
Dec-91                   13313       14878       11686       15755
Dec-92                   15064       15978       12025       17130
Dec-93                   17174       17537       12355       19806
Dec-94                   16958       17025       12686       19769
Dec-95                   19581       20170       13008       23461
Dec-96                   22723       20902       13439       25976
Dec-97                   26487       22919       13667       29257
Jun-98                   27851       23819       13811       30527

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        7

<pg$pcn>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 6/30/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98+              29.99%
    Year Ended 6/30/98                     40.28%
    Five Years Ended 6/30/98               23.32%
    Ten Years Ended 6/30/98                19.47%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

  This chart assumes an initial investment of $10,000 made on June 30, 1988, assuming reinvestment of dividends, through June 30, 1998. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

     Measurement                      Standard
       Period            Capital      & Poor's     Russell    Consumer
    (Fiscal Year       Appreciation      500        2000        Price
      Covered)             Fund         Index       Index       Index
Jun-88                    10000         10000       10000       10000
Dec-88                    11006         10343        9846       10212
Dec-89                    12735         13615       11448       10687
Dec-90                    11940         13192        9217       11339
Dec-91                    16139         17203       13462       11686
Dec-92                    18980         18513       15940       12025
Dec-93                    21844         20374       18949       12355
Dec-94                    20803         20642        7863       12686
Dec-95                    28369         25167       10101       13008
Dec-96                    36370         30943       11767       13438
Dec-97                    45879         41292       14398       13667
Jun-98                    59636         48609       15108       13811

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        8

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 66.4%
-----------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 0.4%
         10,100          Mead Corp. .................................................    $    320,675
         10,100          Owens-Illinois, Inc. .......................................         451,975
         10,500          Willamette Industries, Inc. ................................         336,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,108,650
-----------------------------------------------------------------------------------------------------
BASIC MATERIALS - DEVELOPMENT -- 0.2%
         11,286          Crane Co. ..................................................         548,076
-----------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 0.9%
          9,900          Cordant Technologies Inc. ..................................         456,637
          9,100          General Dynamics Corp. .....................................         423,150
         12,500          Ingersoll-Rand Co. .........................................         550,781
         12,200          Kaufman and Broad Home Corp. ...............................         387,350
         14,000          Pulte Corp. ................................................         418,250
-----------------------------------------------------------------------------------------------------
                                                                                            2,236,168
-----------------------------------------------------------------------------------------------------
COMPUTERS SERVICES -- 0.2%
          9,900          Ceridian Corp. .............................................         581,625
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 7.5%
         12,700          AccuStaff, Inc.++...........................................         396,875
          9,100          Borders Group, Inc.++.......................................         336,700
          9,000          Colgate-Palmolive Co. ......................................         792,000
         13,200          Costco Cos., Inc. ..........................................         832,837
         19,400          CVS Corp. ..................................................         755,387
          9,800          Federated Department Stores, Inc. ..........................         527,362
          9,800          Gannett Co. ................................................         696,412
          7,800          Gap, Inc. ..................................................         480,675
         13,200          Gillette Co. ...............................................         748,275
         17,400          Home Depot Inc. ............................................       1,445,287
          9,600          Jones Apparel Group, Inc. ..................................         351,000
          9,548          Kimberly-Clark Corp. .......................................         438,014
         26,800          KMart Corp. ................................................         515,900
          4,400          Loews Corp. ................................................         383,350
         12,400          McDonald's Corp. ...........................................         855,600
          8,800          New York Times Co., Class A Shares..........................         697,400
         23,800          Procter & Gamble Corp. .....................................       2,167,288
          7,600          Ross Stores, Inc. ..........................................         327,750
            300          Stride Rite Corp. ..........................................           4,519
          9,277          The Walt Disney Co. ........................................         974,665
         11,700          Thomas & Betts Corp. .......................................         576,225
          9,800          Time Warner, Inc. ..........................................         837,287
         22,600          TJX Cos., Inc. .............................................         545,225
          9,700          Unilever NV.................................................         765,694
         40,000          Wal-Mart Stores, Inc. ......................................       2,430,000
-----------------------------------------------------------------------------------------------------
                                                                                           18,881,727
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 0.2%
          5,930          Eastman Kodak Co. ..........................................    $    433,261
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.4%
         14,200          Adolph Coors Co., Class B Shares............................         484,575
            100          Anheuser-Busch Cos., Inc. ..................................           4,719
         41,300          Coca-Cola Co. ..............................................       3,560,300
          6,910          Dean Foods Co. .............................................         379,618
         15,700          H.J. Heinz & Co. ...........................................         881,162
         13,200          Interstate Bakeries Corp. ..................................         438,075
          7,300          Kellogg Co. ................................................         274,206
         16,000          MidAmerican Energy Holdings Co. ............................         346,000
         27,000          PepsiCo, Inc. ..............................................       1,112,063
         36,200          Philip Morris Cos., Inc. ...................................       1,425,375
         17,500          Sara Lee Corp. .............................................         978,906
         11,500          Suiza Foods Corp.++.........................................         686,406
            370          Vlasic Foods International Inc.++...........................           7,446
          6,000          Whirlpool Corp.++...........................................         412,500
-----------------------------------------------------------------------------------------------------
                                                                                           10,991,351
-----------------------------------------------------------------------------------------------------
ENERGY -- 0.3%
          4,700          Halliburton Co. ............................................         209,444
          8,400          Schlumberger Ltd. ..........................................         573,825
-----------------------------------------------------------------------------------------------------
                                                                                              783,269
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.7%
         12,365          Allstate Corp. .............................................       1,132,170
          6,200          Ambac Financial Group, Inc. ................................         362,700
          8,600          American Express Co. .......................................         980,400
         15,025          American International Group, Inc. .........................       2,193,650
          7,917          Associates First Capital Corp. .............................         608,619
          5,527          Banc One Corp. .............................................         308,476
         16,100          BankAmerica Corp. ..........................................       1,391,644
         14,600          BankBoston Corp. ...........................................         812,125
          4,000          Bankers Trust New York Corp. ...............................         464,250
         15,072          Chase Manhattan Corp. ......................................       1,137,936
          8,400          Citicorp....................................................       1,253,700
          7,950          Comerica, Inc. .............................................         526,688
          8,600          Countrywide Credit Industries., Inc. .......................         436,450
         12,900          Fannie Mae..................................................         783,675
         13,000          Freddie Mac ................................................         611,813
          5,600          First Union Corp. ..........................................         326,200
          9,200          Fleet Financial Group, Inc. ................................         768,200
          5,300          Golden West Financial Corp. ................................         563,456
          5,100          Hartford Financial Services Group, Inc. ....................         583,313
          3,200          J.P. Morgan & Co., Inc. ....................................         374,800
            661          M & T Bank Corp. ...........................................         366,194
         11,200          Merrill Lynch & Co., Inc. ..................................       1,033,200
          9,200          MGIC Investment Corp. ......................................         524,975
         17,150          Morgan Stanley Dean Witter & Co. ...........................       1,567,081

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.7% (CONTINUED)
         21,175          NationsBank Corp. ..........................................    $  1,619,888
         22,900          Norwest Corp. ..............................................         855,888
          5,500          PNC Bank Corp. .............................................         295,969
         10,100          Republic New York Corp. ....................................         635,669
          7,900          State Street Corp. .........................................         549,050
         13,600          Summit Bancorp..............................................         646,000
         13,900          SunAmerica, Inc. ...........................................         798,381
          9,800          SunTrust Banks, Inc. .......................................         796,863
         18,400          Washington Mutual, Inc. ....................................         798,675
          2,900          Wells Fargo & Co. ..........................................       1,070,100
-----------------------------------------------------------------------------------------------------
                                                                                           27,178,198
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 7.8%
         28,800          Abbott Laboratories.........................................       1,177,200
         30,500          American Home Products Corp. ...............................       1,578,375
         20,400          Bristol-Myers Squibb Co. ...................................       2,344,725
             21          Crescendo Pharmaceuticals Corp. ............................             268
         20,600          Eli Lilly & Co. ............................................       1,360,888
         10,300          Guidant Corp. ..............................................         734,519
         23,000          HBO & Co. ..................................................         810,750
         12,750          Health Management Associates, Inc., Class A Shares..........         426,328
         30,600          HEALTHSOUTH Corp.++.........................................         816,638
         20,200          Johnson & Johnson...........................................       1,489,750
         10,800          Lincare Holdings, Inc. .....................................         454,275
         17,500          Merck & Co., Inc. ..........................................       2,340,625
         23,650          Pfizer Inc. ................................................       2,570,459
         17,900          Schering-Plough Corp. ......................................       1,640,088
         20,400          Warner-Lambert Co. .........................................       1,415,250
         12,000          Watson Pharmaceuticals, Inc.++..............................         560,250
-----------------------------------------------------------------------------------------------------
                                                                                           19,720,388
-----------------------------------------------------------------------------------------------------
INSURANCE -- 0.8%
          8,800          Equitable Cos., Inc. .......................................         659,450
          9,900          Everest Reinsurance Holdings, Inc. .........................         380,531
          9,450          Marsh & McLennan Cos., Inc. ................................         571,134
          3,650          Transatlantic Holdings, Inc. ...............................         282,191
-----------------------------------------------------------------------------------------------------
                                                                                            1,893,306
-----------------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 3.3%
          5,743          Aeroquip-Vickers, Inc. .....................................         335,248
         11,100          Alumax, Inc. ...............................................         514,763
         27,700          Bethlehem Steel Corp. ......................................         344,519
         15,800          Crompton & Knowles Corp. ...................................         397,963
         19,400          Dayton-Hudson Corp. ........................................         940,900
         18,800          E.I. du Pont de Nemours & Co. ..............................       1,402,950
          4,600          Georgia-Pacific (Timber Group)..............................         106,088
          8,200          Georgia-Pacific Corp. ......................................         483,288
         11,000          Lyondell Petrochemical Co. .................................         334,813
         11,300          Masco Corp. ................................................         683,650

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 3.3% (CONTINUED)
          5,600          Mercury General Corp. ......................................    $    360,150
         10,000          Monsanto Co. ...............................................         558,750
          7,100          Raytheon Co. ...............................................         419,788
            818          Raytheon Co., Class A Shares................................          47,137
          9,800          United Technologies Corp. ..................................         906,500
         10,900          USX-US Steel Group, Inc. ...................................         359,700
          3,400          Weyerhaeuser Co. ...........................................         157,038
-----------------------------------------------------------------------------------------------------
                                                                                            8,353,245
-----------------------------------------------------------------------------------------------------
MEDICAL EQUIPMENT -- 0.2%
          8,700          Medtronic, Inc. ............................................         554,625
-----------------------------------------------------------------------------------------------------
NATURAL GAS -- 0.3%
         23,200          Williams Cos., Inc. ........................................         783,000
-----------------------------------------------------------------------------------------------------
OIL -- 4.5%
         29,100          Amoco Corp. ................................................       1,211,288
          5,800          Atlantic Richfield Co. .....................................         453,125
          8,892          BJ Services Co. ............................................         258,424
          9,900          Burlington Resources, Inc. .................................         426,319
         11,200          Chevron Corp. ..............................................         930,300
          5,500          Enron Corp. ................................................         297,344
         45,900          Exxon Corp. ................................................       3,273,244
         18,600          Mobil Oil Corp. ............................................       1,425,225
         29,400          Royal Dutch Petroleum Co. ADR...............................       1,611,488
         15,600          Texaco Inc. ................................................         931,125
         13,200          Unocal Corp. ...............................................         471,900
-----------------------------------------------------------------------------------------------------
                                                                                           11,289,782
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.1%
          9,700          Allied Signal Inc. .........................................         430,437
         16,970          Boeing Co. .................................................         756,226
          6,900          Caterpillar Inc. ...........................................         364,837
         10,600          Deere & Co. ................................................         560,475
          4,200          Dow Chemical Corp. .........................................         406,087
          7,600          Emerson Electric Co. .......................................         458,850
         14,200          Entergy Corp. ..............................................         408,250
         52,600          General Electric Co. .......................................       4,786,600
          9,200          Illinois Tool Works, Inc. ..................................         613,525
          5,100          International Paper Co. ....................................         219,300
         17,000          Office Depot Inc.++.........................................         536,562
         11,500          Pitney Bowes, Inc. .........................................         553,437
         11,500          20th Century Industries.....................................         329,906
-----------------------------------------------------------------------------------------------------
                                                                                           10,424,492
-----------------------------------------------------------------------------------------------------
RETAIL -- 0.3%
          4,700          J.C. Penney Co., Inc. ......................................         339,869
         11,200          Kroger Co. .................................................         480,200
-----------------------------------------------------------------------------------------------------
                                                                                              820,069
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
RETAIL-FOOD CHAINS -- 0.3%
         16,173          Safeway Inc. ...............................................    $    658,039
-----------------------------------------------------------------------------------------------------
RETAIL-SPECIALTY -- 0.3%
         22,200          General Nutrition Cos., Inc., Class A Shares++..............         692,362
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.3%
         12,900          Berg Electronics Corp.++....................................         252,356
         24,550          Cisco Systems Inc. .........................................       2,260,902
         37,484          Compaq Computer Corp. ......................................       1,063,608
          6,062          Computer Associates International Inc. .....................         336,820
          6,900          Compuware Corp.++...........................................         352,547
         12,300          Dell Computer Corp. ........................................       1,141,209
         21,400          Edison International........................................         632,637
         19,500          EMC Corp. ..................................................         873,844
         13,800          Hewlett-Packard Co. ........................................         826,275
         29,800          Intel Corp. ................................................       2,207,994
         21,100          International Business Machines Corp. ......................       2,422,544
          6,900          Intuit Inc. ................................................         422,841
         29,538          Lucent Technologies Inc. ...................................       2,457,192
         12,800          Meredith Corp. .............................................         600,800
         46,700          Microsoft Corp. ............................................       5,062,572
         16,800          Oracle Corp. ...............................................         412,125
          4,800          PacifiCorp..................................................         108,600
         13,100          Sun Microsystems Inc. ......................................         569,441
         13,800          Symbol Technologies, Inc. ..................................         520,950
         23,700          Sysco Corp. ................................................         607,312
          8,000          Tellabs, Inc. ..............................................         572,750
          6,900          Texas Instruments, Inc. ....................................         402,356
         19,600          Tyco International Ltd. ....................................       1,234,800
          5,800          Xerox Corp. ................................................         589,425
-----------------------------------------------------------------------------------------------------
                                                                                           25,931,900
-----------------------------------------------------------------------------------------------------
TEXTILES -- 0.2%
         15,900          Fruit of The Loom, Inc., Class A Shares.....................         527,681
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.8%
         10,040          AMR Corp.++.................................................         835,830
         11,900          Chrysler Corp. .............................................         670,862
         10,400          Continental Airlines, Inc., Class B Shares++................         633,100
          9,000          CSX Corp. ..................................................         409,500
          4,400          Delta Air Lines, Inc. ......................................         568,700
         30,300          Ford Motor Co. .............................................       1,787,700
         13,400          General Motors Corp. .......................................         895,287
         24,800          Navistar International Corp.++..............................         716,100
          3,700          Union Pacific Corp. ........................................         163,262
          6,200          US Airways Group, Inc. .....................................         491,350
-----------------------------------------------------------------------------------------------------
                                                                                            7,171,691
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES -- 6.4%
          9,000          AirTouch Communications, Inc., Series A.....................    $    525,938
         26,900          American Telephone & Telegraph Corp.++......................       1,536,662
         19,600          Ameritech Corp. ............................................         879,550
         27,148          Bell Atlantic Corp. ........................................       1,238,627
         17,700          Bellsouth Corp. ............................................       1,188,112
          8,900          Chancellor Media Corp. .....................................         441,941
          9,300          Clear Channel Communications Inc. ..........................       1,014,862
          6,600          Columbia Energy Group.......................................         367,125
          9,100          FPL Group, Inc. ............................................         573,300
         17,000          GTE Corp. ..................................................         945,625
          4,600          Houston Industries Inc. ....................................         142,025
         11,800          MCI Communications Corp. ...................................         685,506
         10,400          MediaOne Group Inc. ........................................         456,950
          8,800          Northern Telecom Ltd. ......................................         499,400
         34,154          SBC Communications, Inc. ...................................       1,366,160
          8,100          Sonat Inc. .................................................         312,863
         11,800          Southern Co. ...............................................         326,713
          7,701          Sprint Corp. ...............................................         542,921
          8,800          Tele-Communications, Inc., Class A Shares++.................         337,975
         16,600          Texas Utilities Co. ........................................         690,975
          8,384          U. S. West, Inc. ...........................................         394,049
          6,000          Viacom Inc., Class B Shares.................................         349,500
         29,100          WorldCom, Inc. .............................................       1,409,531
-----------------------------------------------------------------------------------------------------
                                                                                           16,226,310
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $108,422,723)...................     167,789,215
-----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.9%
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.0%
          6,000          Equity Office Properties....................................         270,750
         18,564          Equity Residential Properties, 7.250%.......................         457,139
          4,000          Excel Realty Trust Inc., 2.125%.............................         118,000
          2,000          Finova Finance, 5.500%......................................         157,000
         12,000          General Growth Properties 7.250%............................         303,000
          8,000          Merry Land & Investment, Series C, $12.50...................         209,500
          8,000          National Australia Bank, 7.875%.............................         229,500
          6,000          Newell Financial Trust, 5.250%..............................         348,750
          4,000          Reckson Associates Realty, 7.625%...........................          95,000
          5,000          Tosco Financial Trust, 5.750%...............................         280,000
-----------------------------------------------------------------------------------------------------
                                                                                            2,468,639
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
INDUSTRIALS -- 0.9%
          4,000          Amcor Ltd., 7.250%..........................................    $    194,250
         10,000          Calenergy Capital II, 6.250%................................         470,000
         12,000          International Paper, 5.250%.................................         588,000
         10,990          News Corp. Ltd., 5.000%.....................................         949,261
          4,000          Rouse Co., Series B, $3.00..................................         199,000
-----------------------------------------------------------------------------------------------------
                                                                                            2,400,511
-----------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK (Cost -- $4,738,342)..................       4,869,150
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
        FACE
       AMOUNT                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 2.3%
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.1%
     $  300,000          Security Capital US Real Estate Inc., 2.000% due 5/22/03+...         252,937
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.2%
        300,000          Genzyme Corp., 5.250% due 6/1/05+...........................         293,250
        200,000          Rite Aid Corp., 5.250% due 9/15/02..........................         245,750
-----------------------------------------------------------------------------------------------------
                                                                                              539,000
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 1.4%
        380,000          Alza Corp., zero coupon due 7/14/14.........................         223,250
        262,000          Athena Neurosciences Inc., 4.750% due 11/15/04..............         304,575
        300,000          GVC Corp. Ltd., zero coupon due 5/21/02+....................         319,500
        300,000          Inco Ltd., 7.750% due 3/15/16...............................         288,750
        300,000          Indian Petrochemicals, 2.500% due 3/11/02+..................         294,000
      1,000,000          Marriott International, zero coupon due 3/25/11.............         661,250
        100,000          Omnicom Group, 4.250% due 1/3/07............................         167,000
        200,000          Omnicom Inc., 2.250% due 1/6/13.............................         244,750
        500,000          Scholastic Corp., 5.000% due 8/15/05........................         451,875
        200,000          Taiwan Semiconductor, zero coupon due 7/3/02+...............         221,500
        200,000          Telefonica Europa, 2.000% due 7/15/02.......................         302,000
-----------------------------------------------------------------------------------------------------
                                                                                            3,478,450
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 0.1%
        200,000          Interpublic Group, 1.800% due 9/16/04.......................         188,000
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.3%
        600,000          Ingram Micro, Inc., zero coupon due 6/9/18+.................         216,750
        300,000          Interim Services Inc., 4.500% due 6/1/05....................         316,875
        238,000          STMicroelectronics N.V., zero coupon due 6/10/08............         204,383
        100,000          Thermo Instrument Systems, 4.000% due 1/15/05...............          99,500
-----------------------------------------------------------------------------------------------------
                                                                                              837,508
-----------------------------------------------------------------------------------------------------
UTILITIES -- ELECTRIC -- 0.2%
        600,000          Potomac Electric Power Co., 5.000% due 9/1/02...............         582,750
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $5,390,131)......       5,878,645
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 10.3%
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.2%
     $  500,000          Great Western Financial, 6.375% due 7/1/00..................    $    503,125
      5,000,000          Nationwide Health, 6.900% due 10/1/37.......................       5,181,250
-----------------------------------------------------------------------------------------------------
                                                                                            5,684,375
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 4.5%
      2,000,000          Becton Dickinson, 8.800% due 3/1/01.........................       2,135,000
      2,000,000          Cox Communications Inc., 6.875% due 6/15/05.................       2,085,000
      2,000,000          Raytheon Co., 6.550% due 3/15/10............................       2,010,000
      5,000,000          Xerox Corp., 6.250% due 11/15/26............................       5,118,750
-----------------------------------------------------------------------------------------------------
                                                                                           11,348,750
-----------------------------------------------------------------------------------------------------
TELEPHONE -- 2.0%
      5,000,000          Bellsouth Capital Funding, 6.040% due 11/15/26..............       5,075,000
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.6%
      3,000,000          CSX, 6.950% due 5/1/27......................................       3,090,000
        836,618          Wilmington Trust, 9.250% due 1/2/07+........................         847,544
-----------------------------------------------------------------------------------------------------
                                                                                            3,937,544
-----------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS (Cost -- $25,167,714).................      26,045,669
-----------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 2.0%
-----------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 0.8%
      2,000,000          Canada-Global Bond, 6.375% due 7/21/05......................       2,068,750
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 1.2%
      3,000,000          IBM International, 6.250% due 10/10/00......................       3,023,667
-----------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN BONDS (Cost -- $4,943,266)....................       5,092,417
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 15.0%
      5,000,000          U.S. Physical Callable Corpus, zero coupon due 2/15/04......       3,689,400
        175,000          U.S. Treasury Bill, 5.010% due 9/17/98++....................         173,100
     11,200,000          U.S. Treasury Note, 5.750% due 4/30/03......................      11,306,736
      3,000,000          U.S. Treasury Note, 7.875% due 11/15/04++...................       3,369,750
      2,000,000          U.S. Treasury Note, 6.500% due 8/15/05......................       2,110,340
      3,000,000          U.S. Treasury Note, 6.125% due 8/15/07......................       3,121,920
      4,000,000          U.S. Treasury Bond, 6.125% due 11/15/27.....................       4,288,520
        244,793          FHLMC, 8.500% due 9/1/02....................................         252,900
      4,014,232          FHLMC, 8.000% due 9/1/04....................................       4,144,694
         45,522          FNMA, 8.500% due 3/1/05.....................................          47,470
         79,761          FNMA, 8.500% due 3/1/05.....................................          83,176
      3,387,433          FNMA Dwarf, 6.000% due 1/1/13...............................       3,353,559
        991,295          FNMA, 6.500% due 12/1/27....................................         987,578
        155,474          GNMA, 9.000% due 12/15/16@..................................         166,502
        164,544          GNMA, 9.000% due 11/15/19@..................................         176,215

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
     $  278,021          GNMA, 9.500% due 1/15/20@...................................    $    300,435
        102,855          GNMA, 9.500% due 3/15/20@...................................         111,147
        191,005          GNMA, 7.500% due 5/15/23@...................................         196,376
-----------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT SECTOR (Cost -- $37,224,915)..........      37,879,818
-----------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $185,887,091)................     247,554,914
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.1%
      5,305,000          Citibank, 5.900% due 7/1/98; Proceeds at
                         maturity -- $5,305,869; (Fully collateralized by U.S.
                         Treasury Notes, 5.375% due 6/30/03; Market
                         value -- $5,412,800) (Cost -- $5,305,000)...................       5,305,000
-----------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $191,192,091*)...........    $252,859,914
-----------------------------------------------------------------------------------------------------

++ Non-income producing security.
 + Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
++ Security is segregated by the Custodian for futures contract commitments and/or for securities traded on a "to-be-announced" basis.
 @ Date shown represents the last in range of maturity dates of mortgage certificates owned.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATINGS                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 70.9%
---------------------------------------------------------------------------------------------------
AIRLINES -- 1.8%
$  474,000    B-        Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05...............    $   502,440
---------------------------------------------------------------------------------------------------
BROADCASTING, CABLE AND TV -- 1.5%
   400,000    B-        Paxson Communications, Sr. Sub Notes, 11.625% due
                          10/01/02..................................................        431,000
---------------------------------------------------------------------------------------------------
CASINOS -- 1.6%
   400,000    BB        Grand Casinos, 1st Mortgage Notes, 10.125% due 12/1/03......        437,000
---------------------------------------------------------------------------------------------------
CHEMICALS -- 0.6%
   155,000    B         Polymer Group Inc., Company Guaranty, 9.000% due 7/1/07.....        158,100
---------------------------------------------------------------------------------------------------
CONSTRUCTION SERVICES -- 3.1%
   350,000    B+        Beazer Homes USA, Company Guaranty, 8.875% due 4/1/08.......        341,250
   350,000    BB+       Greystone Homes Inc., Sr. Notes, 10.750% due 3/1/04.........        377,125
   150,000    B-        Kevco Inc., Company Guaranty, 10.375% due 12/1/07...........        155,250
---------------------------------------------------------------------------------------------------
                                                                                            873,625
---------------------------------------------------------------------------------------------------
ELECTRONICS/COMPUTERS -- 0.7%
   160,000    BB-       Unisys Corp., Sr. Notes, 12.000% due 4/15/03................        181,800
---------------------------------------------------------------------------------------------------
ENERGY -- 0.8%
   240,000    B-        Belden & Blake, Company Guaranty, 9.875% due 6/15/07........        235,800
---------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.7%
   150,000    B-        B.F. Saul Real Estate Investment Trust, Sr. Notes, 9.750%
                          due 4/1/08................................................        148,500
   100,000    B-        Diamond Holdings PLC, Company Guaranty, 9.125% due
                          2/1/08+...................................................        104,250
   250,000    B         Pacific & Atlantic Holdings, Notes, 11.500% due 5/30/08+....        235,625
---------------------------------------------------------------------------------------------------
                                                                                            488,375
---------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 5.4%
   580,000    B         AFC Enterprises Inc., Sr. Sub. Notes, 10.250% due 5/15/07...        617,700
   260,000    B         Archibald Candy Corp., Company Guaranty, 10.250% due
                          7/1/04....................................................        276,900
   240,000    B-        Duane Reade Inc., Sr. Sub. Notes, 9.250% due 2/15/08........        244,800
   236,896    B         FRD Acquisition, Senior Notes, 12.500% due 7/15/04..........        260,602
   100,000    B-        Windy Hill Pet Food Co., Sr. Sub Notes, 9.750% due
                          5/15/07...................................................        106,000
---------------------------------------------------------------------------------------------------
                                                                                          1,506,002
---------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.6%
   160,000    B+        Physician Sales & Services, Company Guaranty, 8.500% due
                          10/1/07...................................................        164,800
---------------------------------------------------------------------------------------------------
INDUSTRIALS -- 10.2%
   300,000    B-        Advance Holding Corp., Debentures, step bond to yield
                          12.818% due 4/15/09+......................................        178,500
   290,000    B-        Advance Stores Co., Sr. Sub Notes, 10.250% due 4/15/08+.....        301,238
   310,000    B+        Avondale Mills Inc., Company Guaranty, 10.250% due 5/1/06...        333,250
   400,000    B+        Diamond Triumph Auto, Sr. Notes, 9.250% due 4/1/08+.........        408,000
   260,000    NR        Elgar Holdings Inc., Sr. Notes, 9.875% due 2/1/08+..........        241,150
   250,000    B         Grove Holdings LLC, Debentures, step bond to yield 11.838%
                          due 5/1/09................................................        142,500
   240,000    B-        MTL Inc., Sr. Sub. Notes, 10.000% due 6/15/06+..............        239,400
   500,000    B-        Numatics Inc., Sr Sub Notes, 9.625% due 4/1/08+.............        507,500
   180,000    B+        TBS Shipping International Ltd., 1st Mortgage, 10.000% due
                          5/1/05+...................................................        164,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATINGS                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
INDUSTRIALS -- 10.2% (CONTINUED)
$  150,000    B-        Transwestern Publishing, Sr. Sub. Notes, 9.625% due
                          11/15/07..................................................    $   153,750
   180,000    B-        Unicco Service, Company Guaranty, Series B, 9.875% due
                          10/15/07..................................................        182,250
---------------------------------------------------------------------------------------------------
                                                                                          2,852,238
---------------------------------------------------------------------------------------------------
MANUFACTURING -- 3.0%
   193,000    B+        French Fragrance Inc., Sr. Notes, 10.375% due 5/15/07.......        206,510
   305,000    B-        Reliant Building Product, Sr. Sub. Notes, 10.875% due
                          5/1/04....................................................        307,288
   250,000    B-        Roller Bearing Co. Inc., Company Guaranty, 9.625% due
                          6/15/07...................................................        254,375
    50,000    B-        Sullivan Graphics Inc., Sr. Sub Notes, 12.750% due 8/1/05...         52,938
---------------------------------------------------------------------------------------------------
                                                                                            821,111
---------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 7.5%
   310,000    B         Affinity Group, Sr. Sub. Notes, 11.500% due 10/15/03........        327,438
   500,000    B         Jacor Communications Corp., Company Guaranty, 9.750% due
                          12/15/06..................................................        546,250
    90,000    B-        Pegasus Communications Corp., Sr. Notes, 9.625% 10/15/05....         92,925
   400,000    B-        Pegasus Media & Communication Inc., Notes, 12.500% due
                          7/1/05....................................................        453,000
   250,000    B-        Plitt Theaters Inc., Sr. Sub. Notes, 10.875 6/15/04.........        273,438
   150,000    B+        Telewest Communications PLC, Debentures, step bond to yield
                          10.515% due 10/1/07+......................................        124,875
   445,000    B         United International Holdings Inc., Sr. Discount Notes, step
                          bond to yield 10.750% due 2/15/08.........................        274,788
---------------------------------------------------------------------------------------------------
                                                                                          2,092,714
---------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.6%
   420,000    B-        Mediq Inc., Sr. Sub Notes, 11.000% due 6/1/08+..............        432,600
---------------------------------------------------------------------------------------------------
METALS/MINING -- 2.7%
   153,000    B         Continental Global Group Corp., Senior Notes, 11.000% due
                          4/1/07....................................................        161,033
   300,000    BB        Great Central Mines Ltd, Sr. Notes, 8.875% due 4/1/08+......        297,000
                        WHX Corp., Sr. Notes:
   180,000    NR        10.500% due 4/15/05.........................................        183,600
   110,000    B         10.500% due 4/15/05+........................................        112,200
---------------------------------------------------------------------------------------------------
                                                                                            753,833
---------------------------------------------------------------------------------------------------
OIL DRILLING AND SERVICES -- 1.5%
   400,000    NR        Parker Drilling Co., Sr. Notes, 9.750% due 11/15/06.........        410,000
---------------------------------------------------------------------------------------------------
PAPER -- 1.5%
   400,000    B         Mail-Well Corp., Sr Sub Notes, 10.500% due 2/15/04..........        429,500
---------------------------------------------------------------------------------------------------
RECREATIONAL ACTIVITIES -- 2.8%
   357,000    B-        Ballys Total Fitness, Sr. Sub Notes, 9.875% due 10/15/07....        368,603
   430,000    CCC+      SFX Entertainment Inc., Sr. Sub. Notes, 9.125% due
                          2/1/08+...................................................        423,550
---------------------------------------------------------------------------------------------------
                                                                                            792,153
---------------------------------------------------------------------------------------------------
RESTAURANTS -- 1.5%
   400,000    B         Friendly Ice Cream Corp., Company Guaranty, 10.500% due
                          12/1/07...................................................        423,000
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATINGS                              SECURITY                                 VALUE
===================================================================================================
RETAIL -- 5.4%
$  520,000    NR        Galey & Lord Inc., Company Guaranty, 9.125% due 3/1/08......    $   504,400
   500,000    BB        KMart Corp., Notes, 7.900% due 12/14/00.....................        500,625
   490,000    BB-       Speciality Retailers Inc., Company Guaranty, 8.500% due
                          7/15/05...................................................        505,925
---------------------------------------------------------------------------------------------------
                                                                                          1,510,950
---------------------------------------------------------------------------------------------------
SCHOOLS -- 2.3%
   640,000    B-        La Petite Academy, Sr. Notes, 10.000% due 5/15/08+..........        648,000
---------------------------------------------------------------------------------------------------
SERVICES -- 3.0%
   260,000    CCC+      Florists Transworld Delivery Inc., Sr. Notes, 14.000% due
                          12/15/01..................................................        285,350
   230,000    B-        Production Resource Group LLP, Sr. Sub. Notes, 11.500% due
                          1/15/08+..................................................        223,100
   185,000    B-        Richmont Marketing Specialist, Sr. Sub Notes, 10.125% due
                          12/15/07+.................................................        188,931
   120,000    B-        Williams Scotsman Inc., Company Guaranty, 9.875% due
                          6/1/07....................................................        125,400
---------------------------------------------------------------------------------------------------
                                                                                            822,781
---------------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.7%
   220,000    B-        Fisher Scientific International Inc., Sr. Sub Notes, 9.000%
                          due 2/1/08................................................        218,900
   250,000    B-        PSINET Inc., Sr. Notes, 10.000% due 2/15/05.................        256,250
---------------------------------------------------------------------------------------------------
                                                                                            475,150
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.6%
                        E.Spire Communication Inc.:
   100,000    NR        Senior Notes, 13.750% due 7/15/07...........................        114,750
   125,000    NR        Sr. Discount Notes, step bond to yield 11.632% due
                          11/1/05...................................................        103,750
   400,000    B+        Jordan Telecomm Products, Sr. Discount Notes, step bond to
                          yield 10.629% due 8/1/07..................................        332,000
   535,000    B         Level 3 Communications, Sr. Notes, 9.125% due 5/1/08........        521,625
   200,000    B-        T/SF Communications Corp., Company Guaranty, 10.375% due
                          11/1/07...................................................        205,000
---------------------------------------------------------------------------------------------------
                                                                                          1,277,125
---------------------------------------------------------------------------------------------------
TEXTILES -- 1.5%
   415,000    B+        Delta Mills Inc., Company Guaranty, 9.625% due 9/1/07+......        409,293
---------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.8%
   220,000    B         Atlantic Express Transportation Corp., Company Guaranty,
                          10.750% due 2/1/04........................................        234,850
---------------------------------------------------------------------------------------------------
UTILITIES -- 1.5%
   417,000    B-        International Utility, Sr. Sub Notes, 10.750% due 2/1/08+...        427,944
---------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES (Cost -- $19,319,416).......     19,792,184
===================================================================================================

  SHARES                                         SECURITY                                 VALUE
===================================================================================================
STOCK -- 2.2%
===================================================================================================
BROADCASTING, CABLE & TV -- 0.3%
       740             Paxson Communications Corp., Preferred, Payment-in-kind,
                         Exchangeable 12.500% due 10/31/06.........................         78,070
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.3%
     4,500             Eagle-Picher Holdings, Preferred, 11.750% due 3/1/08+.......        262,125
       850             SFX Broadcasting Inc., Preferred, Payment-in-kind, 12.625%
                         due 10/31/06..............................................         98,706
--------------------------------------------------------------------------------------------------
                                                                                           360,831
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             HIGH YIELD BOND TRUST

  SHARES                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
UTILITIES -- 0.6%
     3,100             Niagra Mohawk Power.........................................    $    46,306
     1,140             International Utility Structures @..........................        124,545
--------------------------------------------------------------------------------------------------
                                                                                           170,851
--------------------------------------------------------------------------------------------------
                       TOTAL STOCK (Cost -- $587,662)..............................        609,752
--------------------------------------------------------------------------------------------------
WARRANTS -- 0.2%
--------------------------------------------------------------------------------------------------
MANUFACTURING -- 0.1%
     1,600             Terex Corp., Appreciation Rights, Expire 5/15/02............         35,200
--------------------------------------------------------------------------------------------------
METAL PRODUCTS -- 0.1%
     2,000             USN Corp., Expire 8/15/04...................................         24,000
--------------------------------------------------------------------------------------------------
STEEL -- 0.0%
       500             Gulf States Steel Inc., Expire 4/15/03......................             25
--------------------------------------------------------------------------------------------------
                       TOTAL WARRANTS (Cost -- $17)................................         59,225
--------------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $19,907,095).................     20,461,161
--------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 26.7%
$6,448,000             Chase Securities, 5.700% due 7/1/98; Proceeds at
                       maturity -- $6,449,019 (Fully collateralized by U.S.
                       Treasury Notes, 5.500% due 2/28/03; Market
                       value -- $6,580,219)........................................      6,448,000
 1,000,000             Citibank, 5.900% due 7/1/98; Proceeds at
                       maturity -- $1,000,162 (Fully collateralized by U.S.
                       Treasury Notes, 5.375% due 2/15/01; Market
                       value -- $1,021,331)........................................      1,000,000
--------------------------------------------------------------------------------------------------
                       TOTAL REPURCHASE AGREEMENTS (Cost -- $7,448,000)............      7,448,000
--------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $27,355,095**)...........    $27,909,161
--------------------------------------------------------------------------------------------------

 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@  Security issued with attached warrants.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 22 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                 STANDARD &  % OF TOTAL CORPORATE
MOODY'S  AND/OR    POOR'S       BONDS & NOTES
-------------------------------------------------
   B                 B               77.0%
  Ba                 BB              11.0
  Caa               CCC               4.0
  NR                 NR               8.0
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

<pg$pcn>

--------------------------------------------------------------------------------
BOND RATINGS

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB" and "B" are regarded, on balance, as
and CCC      predominantly speculative with respect to capacity to pay
             interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
             speculation than "B", and "CCC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment fisk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.

NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

                                       22

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           CAPITAL APPRECIATION FUND

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 89.1%
----------------------------------------------------------------------------------------
AIRCRAFT AND AEROSPACE -- 1.2%
     99,700   Textron Inc. ...............................................  $  7,147,244
----------------------------------------------------------------------------------------
AIRLINES -- 0.1%
     11,715   UAL Corp.++.................................................       913,770
----------------------------------------------------------------------------------------
BANKING -- 4.2%
     83,000   BankAmerica Corp. ..........................................     7,174,313
     57,800   Bank of New York............................................     3,507,737
     83,295   Citicorp....................................................    12,431,779
     42,825   Mercantile Bancorp, Inc. ...................................     2,157,309
----------------------------------------------------------------------------------------
                                                                              25,271,138
----------------------------------------------------------------------------------------
BEVERAGE -- 6.2%
    193,250   Coca-Cola Co. ..............................................    16,522,875
    526,100   Coca-Cola Enterprises.......................................    20,649,425
----------------------------------------------------------------------------------------
                                                                              37,172,300
----------------------------------------------------------------------------------------
CHEMICALS -- 4.8%
    175,575   Cytec Industries Inc.++.....................................     7,769,194
    368,745   Monsanto Co. ...............................................    20,603,627
     29,210   Solutia Inc. ...............................................       837,962
----------------------------------------------------------------------------------------
                                                                              29,210,783
----------------------------------------------------------------------------------------
COMPUTERS -- 6.2%
    402,860   Dell Computer Corp.++.......................................    37,390,444
----------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 4.7%
    410,630   McDonald's Corp. ...........................................    28,333,470
----------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.9%
    150,000   Qwest Communications International, Inc.++..................     5,231,250
----------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 7.2%
    100,000   CBS Corp. ..................................................     3,175,000
    252,450   General Electric Co. .......................................    22,972,950
    204,685   Time Warner Inc. ...........................................    17,487,775
----------------------------------------------------------------------------------------
                                                                              43,635,725
----------------------------------------------------------------------------------------
DRUGS AND HEALTHCARE -- 13.0%
    296,950   Eli Lilly & Co. ............................................    19,617,259
     18,070   MedImmune Inc.++............................................     1,127,116
    253,225   Pfizer, Inc. ...............................................    27,522,392
    430,125   Warner-Lambert Co. .........................................    29,839,922
----------------------------------------------------------------------------------------
                                                                              78,106,689
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           CAPITAL APPRECIATION FUND

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
ELECTRONICS -- 2.6%
     11,000   Sony Corp., Sponsored ADR...................................  $    946,688
    251,950   Texas Instruments Inc. .....................................    14,691,834
----------------------------------------------------------------------------------------
                                                                              15,638,522
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.2%
    226,425   Charles Schwab Corp. .......................................     7,358,812
    247,930   Fannie Mae..................................................    15,061,748
    179,325   Freddie Mac.................................................     8,439,483
    120,905   Merrill Lynch & Co., Inc. ..................................    11,153,486
    150,300   Morgan Stanley Dean Witter & Co. ...........................    13,733,662
----------------------------------------------------------------------------------------
                                                                              55,747,191
----------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 2.0%
    277,400   Delta & Pine Land Co. ......................................    12,344,300
----------------------------------------------------------------------------------------
RETAIL -- 3.1%
    156,880   Costco Cos., Inc. ..........................................     9,893,245
    209,250   Fred Meyer, Inc.++..........................................     8,893,125
----------------------------------------------------------------------------------------
                                                                              18,786,370
----------------------------------------------------------------------------------------
SOFTWARE -- 15.3%
    236,300   America Online, Inc. .......................................    25,047,800
    275,190   Cisco Systems, Inc.++.......................................    25,334,679
     67,380   Intuit Inc.++...............................................     4,127,025
    158,650   J.D. Edwards & Co.++........................................     6,812,034
    284,700   Microsoft Corp.++...........................................    30,854,363
----------------------------------------------------------------------------------------
                                                                              92,175,901
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.4%
    200,000   CIENA Corp.++...............................................    13,925,000
    334,650   Lucent Technologies Inc. ...................................    27,838,697
    200,000   MediaOne Group Inc.++.......................................     8,787,500
----------------------------------------------------------------------------------------
                                                                              50,551,197
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $316,298,888)...................   537,656,294
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 4.4%
    848,713   Smithkline Beecham..........................................    10,330,299
    189,000   Sony Corp. .................................................    16,273,733
----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $29,169,365)...................    26,604,032
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $345,468,253)................   564,260,326
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           CAPITAL APPRECIATION FUND

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.5%
$38,985,000   Citibank, 5.900% due 7/1/98; Proceeds at
              maturity -- $38,991,389; (Fully collateralized by US.
              Treasury Notes, 5.375% due 6/30/03; Market
              value -- $39,765,175) (Cost -- $38,985,000).................  $ 38,985,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $384,453,253*)...........  $603,245,326
----------------------------------------------------------------------------------------

++ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

<pg$pcn>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             MONEY MARKET PORTFOLIO

        FACE                                                                          ANNUALIZED
       AMOUNT                                     SECURITY                              YIELD         VALUE
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 100.0%
     $1,000,000         American Home Products matures 8/21/98......................    5.56%      $   992,208
      1,000,000         Asset Securitization Corp. matures 7/16/98..................     5.55          997,704
      1,000,000         Associates Corp. of America matures 7/13/98.................     5.55          998,156
      1,000,000         Bell Atlantic Financial Services matures 7/24/98............     5.56          996,466
      1,000,000         Campbell Soup Co. matures 7/22/98...........................     5.60          996,745
      1,000,000         Corporate Asset Funding matures 7/09/98.....................     5.55          998,771
      1,000,000         Eaton Corp. matures 7/13/98.................................     5.60          998,140
      1,000,000         E.I. duPont De Nemours matures 7/29/98......................     5.54          995,737
        900,000         Ford Motor Credit Corp. matures 7/15/98.....................     5.76          897,988
        125,000         General Electric Capital Corp. matures 7/29/98..............     5.56          124,467
      1,000,000         Goldman, Sachs L.P. matures 8/04/98.........................     5.56          994,796
      1,000,000         H.J. Heinz Co. matures 7/09/98..............................     5.52          998,782
      1,000,000         J.C. Penney matures 9/14/98.................................     5.58          988,543
        400,000         Marsh & Mclennan Co. matures 7/9/98.........................     5.56          399,512
      1,000,000         Merrill Lynch & Co., Inc. matures 7/22/98...................     5.61          996,745
      1,000,000         Motorola Inc. matures 7/1/98................................     5.52        1,000,000
      1,000,000         National Rural Utilities matures 7/17/98....................     5.56          997,556
      1,000,000         Northern State Power Co. matures 7/27/98....................     5.62          995,956
      1,000,000         Potomac Electric Power Co. matures 7/27/98..................     5.56          996,028
      1,000,000         Private Expense Funding Corp. matures 7/7/98................     5.56          999,083
      1,000,000         Progress Capital Holdings matures 7/10/98...................     5.52          998,632
      1,000,000         Provodian Master Trust matures 7/8/98.......................     5.61          998,913
        900,000         Prudential Funding Co. matures 7/21/98......................     5.55          897,245
      1,000,000         Sherwin Williams Co. matures 7/2/98.........................     5.56          999,847
      1,000,000         Southern New England Telecom matures 7/20/98................     5.58          997,071
      1,000,000         Teco Finance Inc. matures 8/18/98...........................     5.56          992,667
      1,000,000         Toys 'R' Us Inc. matures 7/20/98............................     5.51          997,108
      1,000,000         TRW Inc. matures 7/27/98....................................     5.57          995,999
      1,000,000         Xerox matures 7/16/98.......................................     5.29          997,812
--------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $27,238,677*)............               $27,238,677
--------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1998

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION     MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost..............................  $185,887,091   $19,907,095   $345,468,253   $27,238,677
  Repurchase agreements -- Cost....................     5,305,000     7,448,000     38,985,000            --
------------------------------------------------------------------------------------------------------------
  Investments, at Value............................  $247,554,914   $20,461,161   $564,260,326   $27,238,677
  Repurchase agreements, at Value..................     5,305,000     7,448,000     38,985,000            --
  Cash.............................................       200,290           902            678        21,716
  Dividends and interest receivable................     1,131,103       438,218        117,779            --
  Receivable for securities sold...................     9,084,779       624,164        661,257            --
  Receivable from broker -- variation margin.......        25,500            --             --            --
  Receivable from affiliate........................            --        17,000             --            --
------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.....................................   263,301,586    28,989,445    604,025,040    27,260,393
------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.................     9,063,708            --             --            --
  Investment advisory fees payable.................       107,772        12,661        367,153         1,539
  Administration fees payable......................        12,972         1,519             --           536
  Dividends payable................................            --            --             --        44,988
  Accrued expenses.................................        73,606        16,797             --         1,998
------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES................................     9,258,058        30,977        367,153        49,061
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...................................  $254,043,528   $28,958,468   $603,657,887   $27,211,332
------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital..................................  $178,883,201   $29,941,083   $377,831,141   $27,211,332
  Undistributed net investment income..............     2,795,001     1,194,348        427,193            --
  Accumulated net realized gain (loss) from
     security transactions and futures contracts...    10,806,092    (2,731,029)     6,607,480            --
  Net unrealized appreciation of investments
     and futures contracts.........................    61,559,234       554,066    218,792,073            --
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...................................  $254,043,528   $28,958,468   $603,657,887   $27,211,332
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.................................    13,686,204     2,978,845     10,318,436    27,211,332
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.........................        $18.56         $9.72         $58.50         $1.00
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

<pg$pcn>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                            MANAGED     HIGH YIELD     CAPITAL        MONEY
                                                            ASSETS         BOND      APPRECIATION    MARKET
                                                             TRUST        TRUST          FUND       PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..............................................  $ 2,336,868   $1,282,523   $  1,173,118   $635,698
  Dividends.............................................    1,218,557       20,982      1,307,959         --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...............................    3,555,425    1,303,505      2,481,077    635,698
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).....................      597,471       69,695      1,848,557     36,325
  Administration fees (Note 3)..........................       71,697        8,364        147,885      6,978
  Shareholder communications............................       37,920        2,760         24,795        896
  Audit and legal.......................................       26,359       10,208          9,546     11,165
  Custody...............................................       14,195        6,680          9,521      2,824
  Shareholder and system servicing fees.................        3,092        7,888          3,718      3,773
  Trustees' fees........................................        2,888           --          3,222      3,013
  Registration fees.....................................           --           --             --      1,059
  Other.................................................        8,047        3,437          6,715      1,472
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES........................................      761,669      109,032      2,053,959     67,505
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...................................    2,793,756    1,194,473        427,118    568,193
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 4 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*).....................................   11,738,622      765,691      8,192,316       (470)
     Futures contracts..................................     (807,590)          --             --         --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..............................   10,931,032      765,691      8,192,316       (470)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments
  and Futures Contracts:
     Beginning of period................................   46,559,403    1,143,573     96,460,219         --
     End of period......................................   61,559,234      554,066    218,792,073         --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION....   14,999,831     (589,507)   122,331,854         --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS....   25,930,863      176,184    130,524,170       (470)
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS..................  $28,724,619   $1,370,657   $130,951,288   $567,723
-------------------------------------------------------------------------------------------------------------

* Except for the Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

<pg$pcn>

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED
                                                  JUNE 30, 1998

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION      MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  2,793,756   $ 1,194,473   $    427,118   $    568,193
  Net realized gain (loss).........................    10,931,032       765,691      8,192,316           (470)
  Increase (decrease) in net unrealized
     appreciation..................................    14,999,831      (589,507)   122,331,854             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    28,724,619     1,370,657    130,951,288        567,723
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income............................    (6,031,063)   (1,906,452)    (1,757,406)      (567,723)
  Net realized gains...............................   (11,032,713)           --    (15,276,145)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS.................   (17,063,776)   (1,906,452)   (17,033,551)      (567,723)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................     7,171,092     4,356,173     68,689,580     45,413,437
  Net asset value of shares issued for reinvestment
     of dividends..................................    17,063,776     1,906,452     17,033,551        546,429
  Cost of shares reacquired........................    (5,722,463)   (2,040,540)    (3,684,198)   (32,242,335)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................    18,512,405     4,222,085     82,038,933     13,717,531
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    30,173,248     3,686,290    195,956,670     13,717,531
NET ASSETS:
  Beginning of period..............................   223,870,280    25,272,178    407,701,217     13,493,801
-------------------------------------------------------------------------------------------------------------
  END OF PERIOD*...................................  $254,043,528   $28,958,468   $603,657,887   $ 27,211,332
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..............................................    $2,795,001    $1,194,348       $427,193             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

<pg$pcn>

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED
                                                    DECEMBER 31, 1997

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION      MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  6,035,045   $ 1,906,327   $  1,757,481   $    305,468
  Net realized gain (loss).........................    12,928,663       813,430     14,695,393            (72)
  Increase in net unrealized appreciation..........    20,882,409       485,471     50,761,528             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    39,846,117     3,205,228     67,214,402        305,396
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income............................    (1,469,979)      (15,738)            --       (305,378)
  Net realized gains...............................    (4,813,889)           --         (2,626)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................    (6,283,868)      (15,738)        (2,626)      (305,378)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................     7,217,202     7,500,172    143,131,359     28,240,251
  Net asset value of shares issued for reinvestment
     of dividends..................................     6,283,868        15,738          2,626        286,879
  Cost of shares reacquired........................   (11,803,520)   (2,724,265)   (26,776,295)   (18,576,002)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................     1,697,550     4,791,645    116,357,690      9,951,128
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    35,259,799     7,981,135    183,569,466      9,951,146
NET ASSETS:
  Beginning of year................................   188,610,481    17,291,043    224,131,751      3,542,655
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................  $223,870,280   $25,272,178   $407,701,217   $ 13,493,801
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..............................................    $6,032,308    $1,906,327     $1,757,481             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

<pg$pcn>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS  (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (formerly known as Cash Income Trust) (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity;
(e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $818,671 was reclassified to paid-in capital. In addition, for the Capital Appreciation Fund, a portion of accumulated net realized gain amounting to $144 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of: 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Travelers Group Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

                                       31

<pg$pcn>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Brokerage commissions of $234,787 were received from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Travelers Group Inc., or its subsidiaries.

     4.  INVESTMENTS

     During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED        HIGH         CAPITAL
                                                                ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST         TRUST          FUND
------------------------------------------------------------------------------------------------------
Purchases...................................................  $84,503,638   $19,408,755   $157,188,420
------------------------------------------------------------------------------------------------------
Sales.......................................................   80,330,912    22,448,922     87,468,459
------------------------------------------------------------------------------------------------------


     At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED          HIGH         CAPITAL
                                                                 ASSETS       YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST           FUND
--------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................   $63,102,985       $717,624   $221,767,259
Gross unrealized depreciation...............................    (1,435,162)      (163,558)    (2,975,186)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................   $61,667,823       $554,066   $218,792,073
--------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1998, MAT had sold 12 financial futures contracts on the Standard & Poor's 500 Index expiring in September 1998. The basis value of such contracts was $3,320,411. The market value of such contracts on June 30, 1998 was $3,429,000, resulting in an unrealized loss of $108,589.

                                       32

<pg$pcn>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At June 30, 1998, the Funds had no open purchased call or put options contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 1998, MAT held no TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, HYBT had, for Federal income tax purposes, approximately $3,281,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                        1998         1999       2000        2001       2002        2004
---------------------------------------------------------------------------------------------------------
Carryforward Amounts...............  $1,970,000    $748,000    $48,000    $134,000    $38,000    $343,000
---------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

                                       33

<pg$pcn>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................        381,050             430,658
Shares issued on reinvestment...............................        921,868             364,705
Shares redeemed.............................................       (299,168)           (707,124)
--------------------------------------------------------------------------------------------------
Net Increase................................................      1,003,750              88,239
--------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................        426,825             811,252
Shares issued on reinvestment...............................        196,339               1,591
Shares redeemed.............................................       (199,218)           (294,426)
--------------------------------------------------------------------------------------------------
Net Increase................................................        423,946             518,417
--------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................      1,297,007           3,339,655
Shares issued on reinvestment...............................        292,021                  59
Shares redeemed.............................................        (71,670)           (642,619)
--------------------------------------------------------------------------------------------------
Net Increase................................................      1,517,358           2,697,095
--------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................     45,413,437          28,240,251
Shares issued on reinvestment...............................        546,429             286,879
Shares redeemed.............................................    (32,242,335)        (18,576,002)
--------------------------------------------------------------------------------------------------
Net Increase................................................     13,717,531           9,951,128
--------------------------------------------------------------------------------------------------

                                       34

<pg$pcn>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

MANAGED ASSETS TRUST                      1998(1)          1997          1996        1995        1994        1993
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...    $17.65        $14.98        $15.50      $12.85      $14.21      $14.02
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................      0.20          0.48          0.46        0.49        0.46        0.51
  Net realized and unrealized gain
     (loss)............................      2.05          2.70          1.50        2.83       (0.73)       0.72
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....      2.25          3.18          1.96        3.32       (0.27)       1.23
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................     (0.47)        (0.12)        (0.89)      (0.50)      (0.67)      (0.85)
  Net realized gains...................     (0.87)        (0.39)        (1.59)      (0.17)      (0.42)      (0.19)
-----------------------------------------------------------------------------------------------------------------
Total Distributions....................     (1.34)        (0.51)        (2.48)      (0.67)      (1.09)      (1.04)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........    $18.56        $17.65        $14.98      $15.50      $12.85      $14.21
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................     12.76%++      21.31%        13.78%      27.12%      (2.24)%      9.33%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......  $254,044      $223,870      $188,610    $171,276    $140,887    $156,767
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).........................      0.64%+        0.63%         0.58%       0.58%      0.61%        0.56%
  Net investment income................      2.34+         2.91          3.51        3.49        3.59        3.65
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................        34%           90%          108%        110%        97%          86%
-----------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARES PAID ON
  EQUITY TRANSACTIONS (4)..............     $0.06         $0.05         $0.06          --          --          --
-----------------------------------------------------------------------------------------------------------------

HIGH YIELD BOND TRUST                     1998(1)         1997          1996        1995        1994        1993
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...     $9.89         $8.49         $9.00       $8.49       $9.25       $8.91
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................      0.33          0.76          0.91        0.80        0.66        0.68
  Net realized and unrealized gain
     (loss)............................      0.18          0.65          0.41        0.41       (0.76)       0.47
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....      0.51          1.41          1.32        1.21       (0.10)       1.15
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income................     (0.68)        (0.01)        (1.83)      (0.70)      (0.66)      (0.81)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........     $9.72         $9.89         $8.49       $9.00       $8.49       $9.25
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................      5.15%++      16.56%        16.05%      15.47%      (1.26)%     14.01%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......   $28,958       $25,272       $17,291     $12,902     $11,716     $12,765
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (5).........................      0.78%+        0.84%         0.97%       1.25%      1.25%        0.99%
  Net investment income................      8.56+         9.04         11.01        9.37        7.71        7.69
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................        88%          137%           84%        222%       146%          19%
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratio of expenses to average net assets for 1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 0.60% for the year ended December 31, 1993.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(5) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28%, 1.33% and 1.31%, for the years ended December 31, 1995, 1994 and 1993, respectively.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       35

<pg$pcn>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

CAPITAL APPRECIATION FUND             1998(1)          1997          1996          1995          1994       1993(2)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................    $46.32        $36.72        $33.18        $24.50        $25.87        $22.72
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............      0.02          0.19          0.23          0.24          0.19          0.19
  Net realized and unrealized gain
     (loss)........................     13.87          9.41          8.49          8.61         (1.41)         3.21
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.......................     13.89          9.60          8.72          8.85         (1.22)         3.40
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (3):
  Net investment income............     (0.18)           --         (0.41)        (0.17)        (0.15)        (0.25)
  Net realized gains...............     (1.53)        (0.00)*       (4.77)           --            --            --
-------------------------------------------------------------------------------------------------------------------
Total Distributions................     (1.71)        (0.00)*       (5.18)        (0.17)        (0.15)        (0.25)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....    $58.50        $46.32        $36.72        $33.18        $24.50        $25.87
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................     29.99%++      26.14%        28.21%        36.37%        (4.76)%       15.09%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................  $603,658      $407,701      $224,132      $122,155       $78,494       $62,414
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4).....................      0.83%+        0.84%         0.83%         0.85%         0.89%         0.87%
  Net investment income............      0.17+         0.54          0.69          0.84          0.79          0.81
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............        19%           89%           84%          124%          106%          155%
-------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (5).......     $0.06         $0.07         $0.06            --            --            --
-------------------------------------------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO                  1998(1)        1997          1996          1995          1994          1993
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $1.00       $1.00         $1.00         $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------
  Net investment income (4)..........    0.0203       0.049        0.0412        0.0417        0.0278        0.0214
  Distributions from net investment
     income..........................   (0.0203)     (0.049)      (0.0412)      (0.0417)      (0.0278)      (0.0214)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......     $1.00       $1.00         $1.00         $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................      2.56%++     5.03%         4.20%         4.17%         2.78%         2.14%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....   $27,211     $13,494        $3,543        $1,417        $1,203          $647
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (6)(7)....................      0.58%+      0.57%         0.78%         1.25%         1.25%         0.94%
  Net investment income..............      4.89+       5.03          3.72            --            --            --
-------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).

(2) Effective May 1, 1993, Janus Capital Corporation became sub-adviser for Capital Appreciation Fund.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The ratio of expenses to average net assets for 1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 0.96% for the year ended December 31, 1993.

(5) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(6) The Travelers reimbursed Money Market Portfolio for $31,300 and $43,376 in expenses for the years ended December 31, 1997 and December 31, 1996, respectively. If expenses were not reimbursed, the per share decreases of net investment income would have been $0.002 and $0.02, respectively, and the actual expense ratios would have been 1.39% and 1.71%, respectively.

(7) The ratio of expenses to average net assets for 1995-1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37%, 6.40% and 8.47% for the years ended December 31, 1995, 1994 and 1993, respectively.

 *  Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       36

<pg$pcn>

THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities. For the six months ended June 30, 1998, the Portfolio had a total return of 4.95%, which was above its Lipper Analytical Services, Inc. peer group total return average of 3.27%. (Lipper is an independent fund-tracking organization.) As of June 30, 1998, the composition of assets was roughly 79% in mortgage-backed securities and approximately 21% in U.S. Government securities.

During the reporting period, two distinct themes dominated bond markets: ongoing economic turmoil in Asia and steady U.S. economic growth with low inflation. Both of these developments have provided quite favorable conditions for bonds and helped send U.S. interest rates to historical lows.

As you can see from the chart below, interest rates have continued to decline during the past six months:

                                                              12/31/97   6/30/98
                                                              --------   -------
90-Day U.S. Treasury Bill...................................    5.34%     5.09%
2-Year U.S. Treasury Note...................................    5.64      5.47
5-Year U.S. Treasury Note...................................    5.70      5.46
10-Year U.S. Treasury Bond..................................    5.74      5.45
30-Year U.S. Treasury Bond..................................    5.92      5.62

It has been more than a year since the first signs of trouble in Asian began to surface and, so far, no clear resolution has emerged. The U.S. dollar has strengthened considerably in response to weakening economies in the region, and as the crisis drags on, fears of another round of currency devaluations has heightened. Moreover, major Asian banks could soon find themselves enveloped in a crisis of their own as they face mounting numbers of non-performing loans.

One result of the Asian crisis has been a flight of capital to U.S. financial markets as many investors sought out a "safe haven" from the tumult surrounding many global markets. The manager believes that foreign investors, whose holdings of U.S. Treasury securities have nearly doubled in the last three years, have been attracted to Treasurys because of a strong U.S. dollar as well as the competitive yields that they currently offer.

In addition, a robust U.S. economy has dramatically increased tax receipts, enabling government officials to project a federal budget surplus for the first time in years and reducing the need for federal borrowing. Issuance of U.S. Treasury securities in 1998 is expected to be substantially less than in 1997 and auctions of 3-year U.S. Treasury notes have been eliminated all together. This decreased supply combined with a burgeoning demand has helped sustain a U.S. Treasury market rally, driving the yield on the benchmark 30-year U.S. Treasury bond to new historic lows.

For its part, the Federal Reserve Board ("Fed") has chosen to remain on the sidelines. At its meetings in March 1998 and May 1998, the Federal Open Market Committee ("FOMC"), the Fed's policy-making panel, elected to leave short-term interest rates unchanged. However, the FOMC did indicate a bias toward tightening monetary policy on fears that persistent strength in the U.S. economy would soon lead to a pick-up in inflationary pressures. The FOMC also ended its July 1998 meeting without action but has not yet released details of its decision.

Looking ahead, the manager views the U.S. bond market as very attractive. With currently low interest rates and mortgage prepayments at their highest since 1993, some would argue that interest rates should not decline further. There is evidence that suggests interest rates could drop even more. Real interest rates (the interest rate after subtracting the effects of inflation) are approaching 4% compared to a historical norm of 2.75%. The manager anticipates that by year's end the 30-year U.S. Treasury bond could yield as low as 5% and short-term rates could reach 4% within a year.

Moreover, there are a number of reasons to expect a slowdown in U.S. economic growth, therefore diminishing the threat of higher inflation. The manager believes that the U.S. has yet to feel the full impact of the Asian crisis and the accompanying narrowing of corporate profit margins. In addition, we do not believe that business investment and home building can sustain their recent energetic pace. For all of the above reasons, the manager remains very positive on the prospects for U.S. government agency securities.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation and retention of net investment income by selecting investments, primarily common stocks, that meet the social criteria established for the Portfolio. The

                                       37

<pg$pcn>
THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Portfolio's social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense related services or gambling services. For the six months ended June 30, 1998, the Portfolio returned 18.80% and did better than the S&P 500, which posted a total return of 17.72% for the same period.

The second quarter of 1998 provided very mixed results in the stock market, depending on where you looked to identify performance. The S&P 500, a traditional measure of the market, rose 2.9%, but the Index's performance was significantly influenced by the larger companies that dominate the Index. When viewed on a basis that gives equal weight to all companies, the same 500 stocks showed a decline in price of 1.3%.

For the year-to-date, the equal weight S&P 500 underperformed the size-weighted S&P 500 by 550 basis points (about 12.1% versus roughly 17.6%) and the small- and mid-sized companies did even worse (about 6% to approximately 9%). (A basis point is one-one hundredth of a percent.) Approximately 60% of industry groups fell short of the S&P 500 Index's performance during the most recent three months of the reporting period. As a general rule, the Portfolio's manager would have wanted to own big, growth, long bonds, retailers, computers and healthcare. Within that environment, their Portfolio performed quite well.

For the first half, the Portfolio exceeded all of these market measures, providing an 18.80% return, despite maintaining about 10% cash reserves. In examining these results, the managers estimate that some 60% can be attributable to the economic sector emphasis that they adopted in the Portfolio, with the remaining 40% associated with their specific stock selection within those sectors. The portfolio managers were relatively active on a transactional basis during the first half of the year, making in excess of 70 individual trades. After eliminating partial actions, 13 new positions were established, 23 enlarged, 7 eliminated and 5 reduced. In total, the managers were a net buyer of about $4 million in stock. Their new purchases were broadly diversified and included energy, consumer, insurance, technology, transportation, REITs, restaurants, agriculture, health care and education.

At quarter end, they held a total of 82 individual stocks, with an overweighting in consumer cyclical and transportation. The managers continue to de-emphasize the capital goods, communication service and energy sectors. The quality grade of their stock portfolio averages around an S&P A-, with a market beta of 0.97. (Beta is a measure of a security's volatility relative to the rest of the market. The S&P 500 has a beta of one. A higher beta figure indicates a security that is more volatile than the market and a security with a beta figure less than one is less volatile than the market.) The average market capitalization of their stocks was $31 billion. The managers expect that their strategy during the second half of the year will emphasize internal portfolio adjustments, rather than any major asset allocation shift. Nonetheless, if the market were to provide some downside volatility without significant deterioration in the underlying fundamental investment conditions, they believe that they possess the flexibility to increase their equity allocation by another 10%.

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries. For the six months ended June 30, 1998, the Portfolio had a total return of 8.10%. In comparison, the Lipper Analytical Services, Inc. peer group total return average was 7.62%. (Lipper is an independent fund-tracking organization.)

During the first half of 1998, the utility industry continued to go up with several of the major indices reaching all-time highs. The Portfolio's positive performance was a result of a favorable interest rates, attractive relative valuations of the electric utility group when compared to the overall stock market and a continuation of improving regulatory reforms within the utility industry. The transition to a more competitive electric industry continued to evolve with several additional companies creating long-range plans to focus on one sector (generation or distribution) of the industry instead of the traditional fully integrated model. This creates additional opportunities for investors as the managers expect a less homogeneous group and variance in performance of individual companies. The utility sector should become less focused on income and more on total investment return.

The managers remain positive on the utility sector as a balance to a diversified investment portfolio. They expect overall economic growth to slow in the second half of 1998 which should provide a positive environment for utilities bonds. Moreover, any increase in stock market volatility could shift investment capital to more defensive sectors such as utilities. Their portfolio focus emphasizes quality companies with a strong financial position and special situations where management has begun to implement a strategic plan for future growth.

                                       38

<pg$pcn>
THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Portfolio's asset allocation is 89% stocks, 5% bonds and 6% cash. The common stock sector consists of 55% electric utilities, 18% natural gas and 14% telecommunications/media. New additions included MDU Resources, Montana Power, Peco Energy, Public Service Enterprises and National Fuel Gas. The Portfolio's managers have sold their holdings of Central and Southwest Corporation, Long Island Lighting and French Telecom.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. McLENDON

Heath B. McLendon
Chairman

July 26, 1998

                                       39

<pg$pcn>

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 6/30/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98+              4.95%
    Year Ended 6/30/98                    14.60%
    Five Years Ended 6/30/98               7.51%
    1/24/92* through 6/30/98               8.22%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    1/24/92* through 6/30/98              66.30%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through June 30, 1998. The Lehman Government Bond Index is a broad-based Index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                       Lehman
 Measurement Period       U.S.       Government     Consumer
(Fiscal Year Covered)  Government    Bond Index    Price Index
1/24/92                 $ 10000       $ 10000       $ 10000
Dec-92                    10790         10723         10275
Dec-93                    11813         11866         10557
Dec-94                    11147         11464         10840
Dec-95                    13869         13567         11115
Dec-96                    14077         13943         11484
Dec-97                    15846         15280         11679
Jun-98                    16630         15919         11801

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 6/30/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98               18.80%
    Year Ended 6/30/98                     29.65%
    Five Years Ended 6/30/98               19.77%
    5/1/92* through 6/30/98                17.98%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    5/1/92* through 6/30/98               177.31%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through June 30, 1998. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                         Social
                        Awareness    Standard &
 Measurement Period       Stock      Poor's 500     Consumer
(Fiscal Year Covered)   Portfolio       Index      Price Index
5/1/92                  $ 10000       $ 10000       $ 10000
Dec-92                    10950         10673         10157
Dec-93                    11777         11745         10436
Dec-94                    11461         11900         10716
Dec-95                    15285         14509         10988
Dec-96                    18340         17838         11353
Dec-97                    23343         23789         11545
Jun-98                    27731         28004         11666

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       40

<pg$pcn>

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 6/30/98 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURN
             ---------------------------
    Six Months Ended 6/30/98+               8.10%
    Year Ended 6/30/98                     30.01%
    2/4/94* through 6/30/98                16.82%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    2/4/94* through 6/30/98                98.25%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through June 30, 1998. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                     Standard &
 Measurement Period     Utilities    Poor's 500     Consumer
(Fiscal Year Covered)   Portfolio       Index      Price Index
2/4/94                  $ 10000       $ 10000       $ 10000
Dec-94                    10170         10072         10205
Dec-95                    13149         13852         10464
Dec-96                    14638         17031         10811
Dec-97                    18340         22712         10995
Jun-98                    19825         26737         11110

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       41

<pg$pcn>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1998
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 92.7%
             U.S. Treasury Bonds:
$3,500,000   8.125% due 8/15/19..........................................  $ 5,158,600
 4,500,000   7.500% due 11/15/24.........................................    5,583,375
 4,000,000   6.125% due 11/15/27.........................................    3,752,455
 2,888,725   FHLMC Certificates, 6.500% due 12/1/27@.....................    2,886,995
             FNMA Certificates:
 1,984,664   6.500% due 3/1/13@..........................................    1,997,830
 2,973,885   6.500% due 12/1/27..........................................    2,980,588
 5,021,444   7.000% due 5/1/28@..........................................    5,108,869
             GNMA Certificates:
 2,512,159   9.000% due 9/15/09@.........................................    2,715,468
 1,017,054   8.500% due 7/15/18@.........................................    1,089,194
 2,016,637   6.000% due 4/20/28..........................................    1,971,263
 3,951,324   6.500% due 4/15/28..........................................    3,945,121
 4,000,000   Tennessee Valley Authority Debenture, 6.250% due 12/15/17...    4,140,000
--------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (Cost -- $40,186,162).......................................   41,329,758
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.3%
 3,232,000   Citibank, 5.900% due 7/1/98; Proceeds at
             maturity -- $3,232,527; (Fully collateralized by U.S.
             Treasury Notes, 5.500% due 5/31/2003 Market
             value -- $3,285,000) (Cost -- $3,232,000)...................    3,232,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $43,418,162*)............  $44,561,758
--------------------------------------------------------------------------------------

@ Date shown represents last in range of maturity dates of mortgage certificates owned.
*  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       42

<pg$pcn>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                        SOCIAL AWARENESS STOCK PORTFOLIO

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 88.8%
-----------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 3.6%
          4,000          Air Products & Chemicals, Inc. .............................    $    160,000
          3,500          Aluminum Co. of America.....................................         230,781
         15,000          Engelhard Corp. ............................................         303,750
          8,000          Praxair, Inc. ..............................................         374,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,069,031
-----------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 4.3%
          4,500          Belden, Inc. ...............................................         137,812
          5,000          Deere & Co. ................................................         264,375
          4,600          Philips Electronics N.V.....................................         391,000
          4,000          Pitney Bowes, Inc. .........................................         192,500
         11,000          US Filter Corp.++...........................................         308,688
-----------------------------------------------------------------------------------------------------
                                                                                            1,294,375
-----------------------------------------------------------------------------------------------------
COMMUNICATION -- 1.9%
          6,300          MCI Communications Corp. ...................................         366,187
          4,000          WorldCom, Inc.++............................................         193,750
-----------------------------------------------------------------------------------------------------
                                                                                              559,937
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 14.6%
          5,000          Black & Decker Corp. .......................................         305,000
          9,375          Dollar General Corp. .......................................         370,898
          4,350          Home Depot, Inc. ...........................................         361,322
         11,000          Kaufman and Broad Home Corp. ...............................         349,250
          7,000          Liz Claiborne, Inc. ........................................         365,750
         15,000          Lowe's Cos., Inc. ..........................................         608,438
          8,000          May Department Stores.......................................         524,000
         13,800          Staples, Inc.++.............................................         399,338
         12,000          Sylvan Learning Systems, Inc.++.............................         393,000
          4,000          Toys "R" Us, Inc.++.........................................          94,250
          3,800          Tribune Co. ................................................         261,488
          5,800          Wal-Mart Stores, Inc. ......................................         352,350
-----------------------------------------------------------------------------------------------------
                                                                                            4,385,084
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.2%
          9,400          American Stores Co. ........................................         227,362
         18,000          Brinker International, Inc.++...............................         346,500
          4,000          Gillette Co. ...............................................         226,750
          8,700          Kroger Co.++................................................         373,012
          6,800          Newell Co. .................................................         338,725
          4,800          PepsiCo, Inc. ..............................................         197,700
          9,200          Rite Aid Corp. .............................................         345,575
         19,200          Sysco Corp. ................................................         492,000
            480          Tricon Global Restaurants, Inc.++...........................          15,210
          4,000          Unilever N. V...............................................         315,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       43

<pg$pcn>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                        SOCIAL AWARENESS STOCK PORTFOLIO

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.2% (CONTINUED)
          1,600          Walt Disney Co. ............................................    $    168,100
         14,000          Wendy's International, Inc. ................................         329,000
-----------------------------------------------------------------------------------------------------
                                                                                            3,375,684
-----------------------------------------------------------------------------------------------------
ENERGY -- 2.7%
          3,300          Anadarko Petroleum Corp. ...................................         221,719
          4,300          British Petroleum Co. PLC...................................         379,475
          2,500          Western Atlas Inc.++........................................         212,188
-----------------------------------------------------------------------------------------------------
                                                                                              813,382
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES  -- 18.9%
          4,000          Allstate Corp. .............................................         366,250
          3,500          Amercian Express Co. .......................................         399,000
          1,875          American International Group Inc. ..........................         273,750
          4,000          Associates First Capital Corp. .............................         307,500
          5,400          BankBoston Corp. ...........................................         300,375
          7,600          Chase Manhattan Corp. ......................................         573,800
          1,800          Citicorp....................................................         268,650
          8,000          Freddie Mac.................................................         376,500
          3,000          H. F. Ahmanson & Co. .......................................         213,000
         10,000          IndyMac Mortgage Holdings, Inc. ............................         227,500
          3,500          Lincoln National Corp. .....................................         319,813
          7,962          NationsBank Corp. ..........................................         609,093
          9,000          Provident Cos., Inc. .......................................         310,500
          8,000          St. Paul Co., Inc. .........................................         336,500
          6,800          State Street Corp. .........................................         472,600
          3,000          Transamerica Corp. .........................................         345,375
-----------------------------------------------------------------------------------------------------
                                                                                            5,700,206
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 10.3%
          6,200          Amgen Inc. .................................................         405,325
         12,000          DENTSPLY International, Inc. ...............................         300,000
          5,600          Johnson & Johnson...........................................         413,000
          3,300          Merck & Co., Inc. ..........................................         441,375
         10,000          Mylan Laboratories Inc. ....................................         300,625
          2,400          Pfizer, Inc. ...............................................         260,850
          4,400          Schering-Plough Corp. ......................................         403,150
          7,200          Stryker Corp. ..............................................         276,300
         10,000          Tenet Healthcare Corp.++....................................         312,500
-----------------------------------------------------------------------------------------------------
                                                                                            3,113,125
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.6%
         10,000          Anixter International Inc.++................................         190,625
          4,300          Automatic Data Processing, Inc. ............................         313,363
            625          Caliber Learning Network, Inc...............................           9,609
          6,900          Cisco Systems Inc.++........................................         635,231
         12,500          Compaq Computer Corp. ......................................         354,687
          6,700          Computer Associates International...........................         372,269
         14,000          EMC Corp.++.................................................         627,375

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       44

<pg$pcn>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                        SOCIAL AWARENESS STOCK PORTFOLIO

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.6% (CONTINUED)
          1,700          Intel Corp. ................................................    $    126,012
          4,400          International Business Machines Corp. ......................         505,175
          5,200          Lucent Technologies Corp. ..................................         432,575
          2,200          Motorola Inc. ..............................................         115,637
          4,000          Sun Microsystems Inc.++.....................................         173,750
          5,400          Xerox Corp. ................................................         548,775
-----------------------------------------------------------------------------------------------------
                                                                                            4,405,083
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 3.3%
          6,750          Mesaba Holdings, Inc.++.....................................         155,250
          4,200          Norfolk Southern Corp. .....................................         125,213
          7,950          Southwest Airlines..........................................         235,519
         15,000          USFreightways Corp. ........................................         492,656
-----------------------------------------------------------------------------------------------------
                                                                                            1,008,638
-----------------------------------------------------------------------------------------------------
UTILITIES -- 3.4%
         10,000          Enron Corp. ................................................         540,625
         14,700          Williams Cos., Inc. ........................................         496,125
-----------------------------------------------------------------------------------------------------
                                                                                            1,036,750
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $17,696,336)....................      26,761,295
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
        FACE
       AMOUNT                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.2%
     $3,381,000          Citibank, 5.90% due 7/1/98; Proceeds at
                         maturity -- $3,381,552; (Fully collaterized by U.S. Treasury
                         Notes, 5.750% due 2/15/01; Market value -- $3,455,250)
                         (Cost -- $3,381,000)........................................       3,381,000
-----------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $21,077,336*)............     $30,142,295
-----------------------------------------------------------------------------------------------------

++  Non-income producing security.
*   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45

<pg$pcn>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              UTILITIES PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
COMMON STOCK -- 88.8%
------------------------------------------------------------------------------------------
ELECTRIC-UTILITY -- 55.2%
    11,000    American Electric Power Co., Inc. ..........................    $    499,125
    15,000    BEC Energy..................................................         622,500
    15,000    Cinergy Corp. ..............................................         525,000
    20,225    Citizens Utilities Co., Class B Shares++....................         194,666
    15,000    CMS Energy Corp. ...........................................         660,000
    15,000    DQE, Inc. ..................................................         540,000
    15,000    Duke Energy Corp. ..........................................         888,750
    20,000    Edison International........................................         591,250
    10,000    Endesa, Sponsored ADR.......................................         216,250
    20,000    Florida Progress Corp. .....................................         822,500
    10,000    FPL Group, Inc. ............................................         630,000
    10,000    Houston Industries Inc. ....................................         308,750
     9,500    Illinova Corp. .............................................         285,000
    12,000    LG&E Energy Corp. ..........................................         324,750
    10,000    MDU Resources Group, Inc. ..................................         356,875
    10,000    New Century Energies, Inc. .................................         454,375
    20,000    Niagara Mohawk Power Corp.++................................         298,750
    20,000    NIPSCO Industries, Inc. ....................................         560,000
    20,000    Northern States Power Co....................................         572,500
    10,000    PacifiCorp..................................................         226,250
    25,000    PECO Energy Co..............................................         729,688
     6,600    Pinnacle West Capital Corp. ................................         297,000
    10,000    Public Services Enterprise Group Inc. ......................         344,375
    15,000    SCANA Corp. ................................................         447,188
    15,000    Sierra Pacific Resources....................................         544,688
    15,000    Southern Co. ...............................................         415,312
    20,000    Texas Utilities Co..........................................         832,500
    15,000    Montana Power Co............................................         521,250
    12,000    UtiliCorp United, Inc. .....................................         452,250
------------------------------------------------------------------------------------------
                                                                                14,161,542
------------------------------------------------------------------------------------------
ELECTRONICS -- 1.8%
    10,000    General Motors Corp., Class H (Hughes Electronics)..........         471,250
------------------------------------------------------------------------------------------
NATURAL GAS -- 17.9%
     8,000    Coastal Corp. ..............................................         558,500
    10,000    Consolidated Natural Gas Co.................................         588,750
    24,000    Energen Corp. ..............................................         483,000
    10,000    K N Energy, Inc. ...........................................         541,875
    15,000    MCN Energy Group Inc. ......................................         373,125
    15,000    National Fuel Gas Co........................................         653,437
    22,557    Sempra Energy...............................................         625,956
    10,000    Southwest Gas Corp. ........................................         244,375
    15,000    Williams Cos., Inc. ........................................         506,250
------------------------------------------------------------------------------------------
                                                                                 4,575,268
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       46

<pg$pcn>

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                              UTILITIES PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
TELEPHONE -- 13.9%
    10,000    GTE Corp. ..................................................    $    556,250
     8,000    NEXTLINK Communications Inc., Class A Shares++..............         303,000
     6,000    Qwest Communication Intl. Inc.++............................         209,250
    10,000    SBC Communications Inc. ....................................         400,000
     9,000    Teleport Communications Group Inc., Class A Shares..........         488,250
    20,000    US West Media Group++.......................................         878,750
    15,000    WorldCom, Inc. .............................................         726,562
------------------------------------------------------------------------------------------
                                                                                 3,562,062
------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $17,597,445)....................      22,770,122
------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
CORPORATE BONDS -- 2.6%
------------------------------------------------------------------------------------------
ELECTRIC-UTILITY -- 1.6%
  $200,000    Arizona Public Service Co., 7.25% due 8/1/23................         200,750
   200,000    Philadelphia Electric, 8.75% due 4/1/22.....................         211,500
------------------------------------------------------------------------------------------
                                                                                   412,250
------------------------------------------------------------------------------------------
TELEPHONE -- 1.0%
   230,000    MCI Communication Corp., 7.75% due 3/23/25..................         244,375
------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS (Cost -- $606,280)....................         656,625
------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 2.0%
   500,000    U.S Treasury Notes, 7.70% due 11/30/99 (Cost -- $499,898)...         514,990
------------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $18,703,623).................      23,941,737
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.6%
 1,690,000    Citibank, 5.09% due 7/1/98; Proceeds at
              maturity -- $1,690,277; (Fully collateralized by U.S.
              Treasury Notes, 5.375% due 6/30/03; Market
              value -- $1,740,000) (Cost -- $1,690,000)...................       1,690,000
------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $20,393,623*)............    $ 25,631,737
------------------------------------------------------------------------------------------

 ++ Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       47

<pg$pcn>

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1998

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost..................................      $40,186,162        $17,696,336       $18,703,623
  Repurchase agreement -- Cost.........................        3,232,000          3,381,000         1,690,000
-------------------------------------------------------------------------------------------------------------
  Investments, at Value................................      $41,329,758        $26,761,295       $23,941,737
  Repurchase agreement, at Value.......................        3,232,000          3,381,000         1,690,000
  Cash.................................................               25                168               854
  Receivable from affiliate............................               --             11,000                --
  Dividends and interest receivable....................          335,103             20,834            76,166
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................       44,896,886         30,174,297        25,708,757
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable.....................            6,011             16,449            13,932
  Administration fees payable..........................            1,737              1,568             1,018
  Accrued expenses.....................................           15,798             24,356            43,558
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................           23,546             42,373            58,508
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $44,873,340        $30,131,924       $25,650,249
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................      $41,811,880        $20,557,850       $18,966,663
  Undistributed net investment income..................        1,117,808             97,583           352,869
  Accumulated net realized gain from security
     transactions......................................          800,056            411,532         1,092,603
  Net unrealized appreciation of investments...........        1,143,596          9,064,959         5,238,114
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $44,873,340        $30,131,924       $25,650,249
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        3,673,277          1,294,473         1,632,592
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................            $12.22            $23.28            $15.71
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       48

<pg$pcn>

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK          UTILITIES
                                                               PORTFOLIO          PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................    $1,207,668          $   85,505       $   82,140
  Dividends...............................................            --             125,690          378,990
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................     1,207,668             211,195          461,130
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).......................        63,756              84,143           76,738
  Administration fees (Note 2)............................        11,832               7,767            7,083
  Audit and legal.........................................         7,000              11,282           10,745
  Pricing fees............................................         2,132                  --               --
  Custody.................................................         1,800               2,480            1,722
  Shareholder communications..............................         1,700               1,884            6,429
  Shareholder and system servicing fees...................         1,693               3,674            3,798
  Trustees' fees..........................................            --                 744            1,791
  Other...................................................            --               1,638               --
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        89,913             113,612          108,306
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................     1,117,755              97,583          352,824
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
     Proceeds from sales..................................    38,140,797           1,856,484        6,920,934
     Cost of securities sold..............................    36,803,474           1,433,938        5,828,446
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.......................................     1,337,323             422,546        1,092,488
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of period..................................     1,707,052           5,325,740        4,788,605
     End of period........................................     1,143,596           9,064,959        5,238,114
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION......      (563,456)          3,739,219          449,509
-------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...................................       773,867           4,161,765        1,541,997
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS....................    $1,891,622          $4,259,348       $1,894,821
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       49

<pg$pcn>

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS      FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................    $ 1,117,755        $    97,583       $   352,824
  Net realized gain................................      1,337,323            422,546         1,092,488
  Increase (decrease) in net unrealized
     appreciation..................................       (563,456)         3,739,219           449,509
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........      1,891,622          4,259,348         1,894,821
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................        (23,805)          (156,049)         (643,885)
  Net realized gains...............................             --           (535,746)         (609,017)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................        (23,805)          (691,795)       (1,252,902)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares.................     13,823,677          5,881,047         3,691,633
  Net asset value of shares issued for reinvestment
     of dividends..................................         23,805            691,728         1,252,902
  Cost of shares reacquired........................     (6,121,402)        (1,021,616)       (1,349,261)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................      7,726,080          5,551,159         3,595,274
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................      9,593,897          9,118,712         4,237,193
NET ASSETS:
  Beginning of period..............................     35,279,443         21,013,212        21,413,056
-------------------------------------------------------------------------------------------------------
  END OF PERIOD*...................................    $44,873,340        $30,131,924       $25,650,249
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:.     $1,117,808            $97,583          $352,869
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       50

<pg$pcn>

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                       31, 1997

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................    $ 1,693,404        $   156,049       $   643,930
  Net realized gain................................        195,243            535,769           631,548
  Increase in net unrealized appreciation..........      1,522,395          2,877,071         2,917,676
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........      3,411,042          3,568,889         4,193,154
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................     (1,694,724)                --           (19,187)
  Net realized gains...............................             --                 --            (8,193)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................     (1,694,724)                --           (27,380)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares.................     11,415,299          8,734,543         4,576,098
  Net asset value of shares issued for reinvestment
     of dividends..................................      1,694,724                 --            27,380
  Cost of shares reacquired........................     (5,555,432)        (2,330,215)       (5,570,422)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................      7,554,591          6,404,328          (966,944)
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................      9,270,909          9,973,217         3,198,830
NET ASSETS:
  Beginning of year................................     26,008,534         11,039,995        18,214,226
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................    $35,279,443        $21,013,212       $21,413,056
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:.        $23,858           $156,049          $643,930
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       51

<pg$pcn>

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 16 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock (formerly known as Mid Cap Disciplined Equity Fund), Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the U.S. Government Securities Portfolio, a portion of accumulated net realized gains amounting to $3,817 was reclassified to paid-in capital. In addition, for the Social Awareness Stock Portfolio, a portion of accumulated net realized gains amounting to 8,124 was reclassified to paid-in capital. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays MMC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays MMC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

                                       52

<pg$pcn>

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with MMC. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Travelers Group Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                 USGS           SAS        UTILITIES
-----------------------------------------------------------------------------------------------------
Purchases...................................................  $46,524,404   $ 5,842,277   $ 9,776,656
-----------------------------------------------------------------------------------------------------
Sales.......................................................   38,140,797     1,856,484     6,920,934
-----------------------------------------------------------------------------------------------------


     At June 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS         SAS       UTILITIES
--------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $1,143,596   $9,381,508   $5,420,227
Gross unrealized depreciation...............................          --     (316,549)    (182,113)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $1,143,596   $9,064,959   $5,238,114
--------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1998, the Portfolios had no open futures contracts.

                                       53

<pg$pcn>

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 1998, the Portfolios had no open purchased call or put options contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 1998, USGS held no TBA securities.

     8.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, U.S. Government Securities Portfolio had, for Federal income tax purposes, approximately $513,000 of capital loss carryforwards available to offset future capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................      1,158,700           978,971
Shares issued on reinvestment...............................          1,971           145,971
Shares redeemed.............................................       (514,502)         (491,712)
--------------------------------------------------------------------------------------------------
Net Increase................................................        646,169           633,230
--------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................        262,115           479,843
Shares issued on reinvestment...............................         29,867                --
Shares redeemed.............................................        (44,919)         (132,790)
--------------------------------------------------------------------------------------------------
Net Increase................................................        247,063           347,053
--------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................        236,599           341,896
Shares issued on reinvestment...............................         80,677             1,816
Shares redeemed.............................................        (85,033)         (433,506)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        232,243           (89,794)
--------------------------------------------------------------------------------------------------

                                       54

<pg$pcn>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

U.S. GOVERNMENT SECURITIES PORTFOLIO          1998(1)         1997         1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........   $11.65       $10.86       $12.43       $10.58       $11.63       $10.79
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................     0.30         0.58         0.68         0.65         0.60         0.57
  Net realized and unrealized gain (loss)...     0.28         0.79        (0.52)        1.80        (1.23)        0.44
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........     0.58         1.37         0.16         2.45        (0.63)        1.01
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income.....................    (0.01)       (0.58)       (1.55)       (0.60)       (0.39)       (0.17)
  Net realized gains........................       --           --        (0.18)          --        (0.03)          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions.........................    (0.01)       (0.58)       (1.73)       (0.60)       (0.42)       (0.17)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............   $12.22       $11.65       $10.86       $12.43       $10.58       $11.63
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN................................     4.95%++     12.62%        1.46%       24.42%       (5.64)%       9.48%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........  $44,873      $35,279      $26,009      $28,192      $24,522      $25,520
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)..............................     0.44%+       0.49%        0.62%        0.56%        0.71%        0.58%
  Net investment income.....................     5.47+        6.10         5.68         5.80         5.56         5.04
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................       99%         208%         501%         214%          16%          51%
----------------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO              1998(1)         1997         1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........   $20.06       $15.76       $14.32       $11.05       $11.64       $10.95
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (4).................     0.05         0.15         0.31         0.12         0.16         0.17
  Net realized and unrealized gain (loss)...     3.71         4.15         2.42         3.47        (0.45)        0.65
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........     3.76         4.30         2.73         3.59        (0.29)        0.82
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income.....................    (0.12)          --        (0.43)       (0.14)       (0.24)       (0.13)
  Net realized gains........................    (0.42)          --        (0.86)       (0.18)       (0.06)          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions.........................    (0.54)          --        (1.29)       (0.32)       (0.30)       (0.13)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............   $23.28       $20.06       $15.76       $14.32       $11.05       $11.64
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN................................    18.80%++     27.28%       19.98%       33.37%       (2.69)%       7.55%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........  $30,132      $21,013      $11,040       $7,055       $3,879       $3,361
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4)(5)...........................     0.88%+       0.98%        1.25%        1.25%        1.25%        1.05%
  Net investment income.....................     0.75+        0.97         0.43         0.99         1.43         1.50
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................        8%          19%          26%          73%         137%          60%
----------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (6)................    $0.06        $0.06        $0.06           --           --           --
----------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 unaudited).

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratio of expenses to average net assets for the year ended December 31, 1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 0.77%.

(4) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

(5) The ratios of expenses to average net assets for the years ended December 31, 1995, 1994 and 1993 reflect an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.75%, 3.34% and 3.73%, respectively.

(6) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       55

<pg$pcn>

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

UTILITIES PORTFOLIO                                      1998(1)         1997         1996         1995      1994(2)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................   $15.29       $12.22       $12.85       $10.17       $10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income................................     0.18         0.46         0.47         0.48        0.35
  Net realized and unrealized gain (loss)..............     1.05         2.63         0.47         2.44       (0.18)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations...........................     1.23         3.09         0.94         2.92        0.17
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (3):
  Net investment income................................    (0.42)       (0.01)       (0.84)       (0.24)         --
  Net realized gains...................................    (0.39)       (0.01)       (0.73)          --          --
--------------------------------------------------------------------------------------------------------------------
Total Distributions....................................    (0.81)       (0.02)       (1.57)       (0.24)         --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................   $15.71       $15.29       $12.22       $12.85      $10.17
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................     8.10%++     25.29%        7.47%       29.29%       1.70%++
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......................  $25,650      $21,413      $18,214      $15,340      $5,757
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4).........................................     0.92%+       1.06%        1.07%        1.25%       1.25%+
  Net investment income................................     2.99+        3.58         3.88         4.29        3.86+
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................       31%          68%          39%          25%         32%
--------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
  TRANSACTIONS (5).....................................    $0.06        $0.06        $0.06           --          --
--------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (audited).

(2) For the period from February 4, 1994 (commencement of operations) to December 31, 1994.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The ratios of expenses to average net assets for the year ended December 31, 1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.

(5) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized

                                       56

<pg$pcn>

                              Investment Advisers
                              -------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                            MUTUAL MANAGEMENT CORP.

                               New York, New York

                              Independent Auditors
                             ---------------------

                             KPMG PEAT MARWICK LLP

                               New York, New York

                                   Custodian
                                   ---------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Semi-Annual)(8-98)

<pg$pcn>